CONFIDENTIAL TREATMENT REQUEST
[*] Denotes information for which confidential treatment has been requested. Confidential portions omitted have been filed separately with the Commission.



                           REVOLVING ACCOUNT TRANSFER
                             AND PURCHASE AGREEMENT
                                     (BATCH)


THIS REVOLVING ACCOUNT TRANSFER AND PURCHASE AGREEMENT (Batch) (this "Agreement") dated as of May 29, 1997 is entered into by and between ORYX POWER PRODUCTS CORPORATION, a Delaware corporation ("Power Products"), ORYX INSTRUMENTS AND MATERIALS CORPORATION, a Delaware corporation ("I&M Corporation") (both collectively referred to herein as "Seller") and *, a * corporation doing business as * ("*"). In consideration of the mutual covenants and agreements contained herein, Seller and * hereby agree as follows:

                     SECTION 1. DEFINITIONS AND CONSTRUCTION

1.1      Definitions.  The following definitions shall apply throughout this
         Agreement:

         "Account Payment" means that portion of the purchase price paid by * to Seller from time to time for the Accounts purchased hereunder.

         "Account Payment Base" means an amount equal to 85% of Eligible
          Accounts.

         "Account(s)" means the right of Seller to payment for goods sold or leased or for services rendered which are not evidenced by a promissory note or chattel paper, together with anything else defined as an "account" in the UCC, whether now existing or hereafter created or arising.

         "Account Debtor" means the person or entity which is obligated on an Account.

         "Affiliate" means with respect to any person or entity in question, any other person or entity owned or controlled by, or which owns or controls or is under common control or is otherwise affiliated with such person or entity in question.

         "Availability  Pool" means, at the time of determination  thereof,  the
         maximum  amount  available  for  an  Account  Payment  to  Seller,   as
         determined in accordance with the Availability Certificate.

         "Availability Certificate" means a certificate in the form of Schedule A attached hereto duly executed by an authorized officer of Seller.

         "Base Rate" means the per annum variable rate (based on a year consisting of 360 days and actual days elapsed) established from time to time by * without notice to Seller as its Base Rate for purposes of calculating variable discounts under *'s account transfer agreements.

         "Batch Balance" means, at the time of determination thereof; (i) the sum of all Account Payments paid by * to Seller, plus all fees, expenses and Discounts owing by Seller hereunder which are deducted from the Availability Pool from time to time, less (ii) the amount of all payments and collections received by * on the Accounts purchased hereunder. If the amount in clause (ii) is greater than the sum of the amounts in clause (i), the Batch Balance shall be a negative number.

         "Bill of Sale" means the Bill of Sale in the form attached hereto as Schedule A-1 duly executed by an authorized officer of Seller.

         "Collateral" has the meaning given it in Subsection 8.1.

         "Collection Report" means a report that provides the daily collection activity detailed by transaction which is in form and detail satisfactory to * , such detail to include the customer's name, payment date, invoice number and amount of payment for each transaction.

         "Concentration Limit" means the maximum amount of Accounts owing by any single Account Debtor that may qualify as Eligible Accounts. The Concentration Limit for any Account Debtor shall be $25,000.00 unless *, in *'s reasonable discretion, consents otherwise; provided, however, in no event shall the Concentration Limit for any Account Debtor exceed twenty-five percent (25%) of the Eligible Accounts.

         "Debit Account" means Account No.________________ that Seller has with _________________ over which * shall have express written authority to debit pursuant to the terms of the Agreement.

         "Default Rate" means a per annum rate of interest equal to the Base Rate, plus six and one-half percent (6.5%).

         "Discount" has the meaning given it in Subsection 4.1.

         "Discount Rate" means a variable discount rate equal to the Base Rate in effect on such day, plus Three and one-half percent (3.5%) per annum, subject to one or more adjustments during the Term pursuant to the Performance Based Pricing Addendum attached hereto and made a part hereof for all purposes; provided, however, in no event shall the Discount Rate be less than seven percent (7%) per annum and upon the occurrence of an Event of Default, the Discount Rate shall automatically be equal to the Default Rate. If the Base Rate changes after the date hereof, the Discount Rate shall be automatically increased or decreased, as the case may be, without notice to Seller from time to time as of the effective time of each change in the Base Rate.

         "Disputed Accounts" has the meaning given it in Subsection 9.5.

         "Eligible Accounts" means, at the time of determination thereof, all Accounts purchased hereunder except the following: (i) any Account which by its terms is payable more than thirty (30) days from the invoice date, unless otherwise agreed to in writing by *; (ii) any Account which has been outstanding for more than ninety (90) days from the invoice date; (iii) to the extent that the aggregate outstanding amount owed by any single Account Debtor exceeds the Concentration Limit, any amount in excess of the Concentration Limit owed by such Account Debtor; (iv) any Account that is owed by an Account Debtor which is an Affiliate of Seller or an officer or employee of Seller;
         (v) any Account that arises out of a sale made, goods shipped or services performed outside of the United States or that is owed by an Account Debtor located outside the United States unless such Account Debtor is subject to the jurisdiction of courts in the United States with respect to such Account and unless otherwise agreed to in writing by *; (vi) any Account that is owed by an Account Debtor which is a creditor or supplier of Seller; (vii) any Account that is owed by an Account Debtor which has asserted any defense or offset or which has contested any liability with respect to such Account; (viii) any Account owed by an Account Debtor to Seller if more than 25% (in dollar amount) of such Account Debtor's Accounts owing to Seller are outstanding for more than ninety (90) days from the invoice date; (ix) any Account the Account Debtor of which is the United States or any department, agency or instrumentality thereof, unless the right to payment under such Account is assigned to * in full compliance with the Assignment of Claims Act of 1940, as amended (31 U.S.C. 3727); (x) any Account the Account Debtor of which is any state or any department, agency or subdivision thereof unless the right to payment under such Account is assigned to * in full compliance with such state's laws pertaining to the assignment of claims, if any; (xi) any Account with respect to which Seller has furnished a payment and/or performance bond and that portion of any Account representing retainage; (xii) any Account owing by an Account Debtor for which there has been instituted a proceeding in bankruptcy or a reorganization under the United States Bankruptcy Code or other law, whether state or federal, now or hereafter existing for the relief of debtors; (xiii) any Account with respect to which goods are placed on consignment or other terms by reason of which payment by the Account Debtor may be conditioned; and
         (xiv) any Account (or portion of an Account) which, * may designate from time to time, in its reasonable discretion, for exclusion from Eligible Accounts. In addition to the foregoing, (1) an Account shall not be deemed an Eligible Account unless each of the representations and warranties set forth in Section 7 of this Agreement are true and correct (and remain true and correct at all times) with respect to such Account, and (2) the gross face amount payable pursuant to the invoice related to an Account shall be used for purposes of determining the amount of an Account.

         "Environmental Laws" means any and all federal, state and local laws, regulations, rules, orders, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants or industrial, toxic or hazardous substances into the environment, or otherwise relating to the manufacture, processing, treatment, transport or handling of pollutants or industrial, toxic or hazardous substances.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

         "ERISA Plan" means any pension benefit plan subject to Title IV of ERISA maintained by Seller or any Affiliate thereof with respect to which Seller or any Affiliate has a fixed or contingent liability.

         "Event of Default" has the meaning given it in Section 12.

         "Facility Amount" means the amount of $4,000,000.00; provided, however, any amount over $3,500,000.00 must be supported by an equal amount of unused availability under that certain Revolving Credit Promissory Note of even date herewith payable by the Parent Corporation to the order of
         * in the stated principal amount of $1,500,000.00.

         "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor), consistently applied throughout the period involved.

         "Indemnified Claims" means any and all claims, demands, actions, causes of action, judgments, suits, liabilities, obligations, losses, damages and consequential damages, penalties, fines, costs, fees, expenses and disbursements (including without limitation, fees and expenses of attorneys and other professional consultants and experts in connection with any investigation or defense) of every kind or nature, known or unknown, existing or hereafter arising, foreseeable or unforeseeable, which may be imposed upon, threatened or asserted against or incurred or paid by any Indemnified Person at any time and from time to time, because of or resulting from, in connection with or in any way relating to or arising out of the purchase of any Account hereunder or any other transaction, act, omission, event or circumstance in any way connected with or contemplated by this Agreement or the other Purchase Documents or any action taken or omitted by any such Indemnified Person under or in connection with any of the foregoing (including but not limited to any investigation, litigation, proceeding, enforcement of *'s rights or defense of *'s actions related to or arising out of this Agreement, the other Purchase Documents, or the Account Payments or use of the proceeds thereof), whether or not any Indemnified Person is a party hereto; provided, however, the term "Indemnified Claims" shall not include losses incurred by * from the financial inability of the Account Debtors to pay Accounts.

         "Indemnified Persons" shall collectively mean * and its officers, directors, shareholders, employees, attorneys, representatives, agents, Affiliates, successors and assigns.

         "Inventory" means all goods, now owned or hereafter acquired by Seller and wherever located, which are held for sale or lease or are to be furnished under any contract of service (including, but not limited to raw materials, work in process, finished goods and materials used or consumed in the manufacture or production thereof, goods in which Seller has an interest in mass or a joint or other interest or rights of any kind, and goods which have been returned to or repossessed or stopped in transit by Seller) and anything else defined as "inventory" in the UCC.

         "Invoices and Related Data" has the meaning given it in Subsection 6.5.

         "Obligations" means all indebtedness, obligations and liabilities owing by Seller to * arising under this Agreement and the other Purchase Documents, and all other indebtedness, obligations and liabilities owing by Seller to *, whether presently existing or hereafter arising, direct or indirect, primary or secondary, joint, several, or joint and several, fixed or contingent, and whether originally payable to * or to a third party and subsequently acquired by * (including, without limitation, all indebtedness, obligations and liabilities of Seller to
         * arising by promissory note, indemnity, guaranty, letter of credit or as established by law or by a court of competent jurisdiction); provided, that the term "Obligations" does not include any Discounts.

         "Parent Corporation" means Oryx Technology Corp., a Delaware corporation.

         "Purchase Documents" means this Agreement and the documents, agreements and instruments required by * to be executed and delivered in connection herewith (including, without limitation, all documents, agreements and instruments evidencing, securing, governing, guaranteeing and/or pertaining to the Obligations owing hereunder).

         "Remittance Address" means __________________________________________.

         "Reserve" has the meaning given it in Subsection 5.1.

         "Sales Journal" means a report that will provide the daily sales activity of Seller detailed by transaction which is in form and detail satisfactory to *, such detail to include the customer's name, date of sale, invoice number and sales amount for each transaction.

         "Subordinated Debt" means indebtedness owing by Seller to a creditor other than * which has been subordinated and subject in right of payment to the prior payment of all indebtedness and obligations now or hereafter owing by Seller to *, such subordination to be evidenced by a written agreement between Seller and the subordinated creditor which is in form and substance satisfactory to *.

         "Tangible Net Worth" means, as of any date, the amount by which, on a consolidated basis, the Parent Corporation's total assets exceeds its total liabilities, plus Subordinated Debt, less any intangible assets (as defined by GAAP, including, without limitation, trademarks, patents, copyrights, goodwill, covenants not to compete and customer lists), less deferred charges.

         "Term" has the meaning given it in Subsection 14.4.

         "Termination Event" means (a) the occurrence with respect to any ERISA Plan of (i) a reportable event described in Sections 4043(b)(5) of ERISA or (ii) any other reportable event described in Section 4043 of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA, (b) the withdrawal of Seller or any Affiliate of Seller from any ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

         "UCC" means the Uniform Commercial Code as in effect in the State of *, as amended from time to time.

1.2 Construction. Terms defined in the UCC which are used and not otherwise defined herein shall have the meanings given them in the UCC. The terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions and modifications of such agreement, instrument or document. All addenda, exhibits and schedules attached to this Agreement are a part hereof for all purposes. Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

1.3 Calculations and Determinations. The Batch Balance shall be increased by the amount of each Account Payment from the date each such payment is made by * to Seller and shall be decreased within _____ business days after * receives and deposits the proceeds of collection of Accounts. If such collections cause the Batch Balance to be a negative amount, such negative amount shall be algebraically subtracted in computing the Availability Pool in line 14 of the Availability Certificate so as to increase the Availability Pool. The purchase price for Accounts in Subsection 2.2 shall be calculated, insofar as determining the increase in the Availability Pool for the purpose of such calculation, by taking into consideration such Accounts and the collections thereof without giving effect to the concurrent fluctuations in the Availability Pool based on other factors, including without limitation, Account Payments, fees, Discounts, expenses and the collections of other Accounts. For the purpose of Subsection 14.5, the amount of "Gross Sales" on and after the Termination Date, as set forth in each Availability Certificate prepared on or after the Termination Date, shall be deemed to be zero. Unless otherwise expressly provided herein or unless * otherwise consents, all financial statements and reports furnished to * hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with GAAP.

              SECTION 2. PURCHASES OF ACCOUNTS AND ACCOUNT PAYMENTS

2.1 Account Payments. Subject to the terms of this Agreement, Seller agrees to offer for sale from time to time and * agrees to purchase all Accounts of Seller. It is the intention of the parties hereto that all Accounts sold to * from time to time hereunder will be considered and sold as one account or batch. The Account Payment paid to Seller at any time hereunder shall be an amount up to the Availability Pool at such time, as requested by Seller on the most recent Availability Certificate delivered to * (or as determined by * on or after the Termination Date pursuant to Subsection 14.5).

2.2 Purchase Price. Except as set forth herein, the purchase price for Accounts which are Eligible Accounts at the time of their sale to * is the amount of increase in the Availability Pool on the date of, and as a result of, such sales, plus the amount of increase in the Availability Pool when such Eligible Accounts are collected, less the respective Discount. The consideration provided by * to Seller for the purchase of any Accounts which are not Eligible Accounts at the time of their sale to * is the contingent increase in, and the amount of any increase in, the Availability Pool if and when such Accounts are collected, less the respective Discount; provided, however, if any such Accounts become Eligible Accounts after their sale to *, the consideration for the purchase of such Accounts shall also include the amount of increase in the Availability Pool resulting from such Accounts becoming Eligible Accounts. All Accounts purchased during any time in which the Account Payment Base exceeds the Facility Amount shall be deemed to be ineligible Accounts for which the purchase price shall be as provided in the second sentence of this Subsection 2.2, and for this purpose such ineligible Accounts may become Eligible Accounts if and to the extent that the Account Payment Base no longer exceeds the Facility Amount.

          2.3 Notice of Sales. In connection with the initial sale of Accounts hereunder, Seller shall deliver to * a signed and completed Availability Certificate and a Bill of Sale which has a detailed aging of Accounts attached thereto, all in form and detail satisfactory to *. Seller must give prior written notice to * of any subsequent sales of Accounts by delivering to * a properly completed Availability
         Certificate, together with (i) Seller's Sales Journal listing each Account originated or generated since the date of the previous Availability Certificate; (ii) Seller's Collection Report listing all collections received on Accounts since the date of the previous Availability Certificate, and (iii) Seller's Debit/Credit memo journal listing all returns, deductions and disputes on Accounts since the date of the previous Availability Certificate.

2.4 Verification. Promptly after receiving each Availability Certificate and other reports required by Subsection 2.3, * shall, based upon such Availability Certificate and such other information provided or otherwise available to *, verify and, if necessary, redetermine the Availability Pool, which verification or redetermination, as the case may be, shall take effect immediately and remain in effect until the next such verification or redetermination. If all conditions precedent to the sale of Accounts and the Account Payment requested by such Availability Certificate have been met, then * will on the date specified in such request purchase the subject Accounts and pay the appropriate Account Payment to Seller by wire or ACH transfer to an account of Seller, as designated in writing by Seller. *'s acceptance of the Accounts offered for sale by Seller from time to time hereunder shall be evidenced by * adjusting the Availability Pool as a result of the purchase of such Accounts. In the event * does not receive an appropriately completed Availability Certificate and the other reports required by Subsection 2.3, * shall have no obligation to verify the Availability Pool, purchase any further Accounts or pay any additional Account Payments until such time as * shall have received such information.

2.5 Sale of Accounts. Seller hereby sells, transfers, assigns and otherwise conveys to * (as a sale by Seller and a purchase by *, and not as security for any of the Obligations), without recourse except to the limited extent expressly provided herein, all right, title, and interest of Seller in and to the Accounts represented by the invoices listed on the attachments to any Bill of Sale or Availability Certificate delivered to * pursuant to this Agreement, together with all related rights (but not obligations) of Seller with respect thereto, including all contract rights, guarantees, letters of credit, liens in favor of Seller, collateral, insurance and other agreements and arrangements of whatever character from time to time supporting or securing payment of such Accounts, all of the Invoices and Related Data (as defined in Subsection 6.5) with respect to such Accounts and right, title and interest of Seller in any related goods, including Seller's rights and remedies under * of the UCC. The foregoing sale, transfer, assignment and conveyance does not constitute and is not intended to result in an assumption by * of any obligation of Seller or any other person in connection with Accounts or related rights or under any agreement or instrument relating thereto. Seller agrees to execute and deliver such bills of sale, assignments, letters of credit, notices of assignment, financing statements (including continuation statements) under the UCC and other documents, and make such entries and markings in its books and records, and to take all such other actions (including the negotiation, assignment or transfer of negotiable documents, letters of credit or other instruments) as * may request to further evidence or protect the sale and assignments of Accounts and related rights to * hereunder, as well as *'s interest in any returned goods.

2.6 Excess Batch Balance. The Batch Balance shall not at any time exceed the lesser of (i) the Account Payment Base, and (ii) the Facility Amount. If for any reason the Batch Balance should ever exceed the Account Payment Base or the Facility Amount, whichever is less, all Accounts purchased by * while such excess exists and continues shall be deemed to be ineligible Accounts for which the purchase price shall be as provided in the second sentence of Subsection 2.2, and for this purpose such ineligible Accounts may become Eligible Accounts if and to the extent that such excess no longer exists.

                         SECTION 3. CONDITIONS PRECEDENT

3.1 Conditions Precedent. *'s obligation hereunder to purchase any Accounts or pay any Account Payment the purchase of any such Accounts (including the first purchase) under the terms and conditions of Agreement shall be subject to the conditions precedent that as of the date of any such purchase or payment and after giving effect thereto: (i) * has received this Agreement and all other Purchase Documents which have all been appropriately executed by Seller and all other proper parties; (ii) all representations and warranties made in this Agreement and the other Purchase Documents are true on and as of the date of such Account Payment (except to the extent such representations and warranties are with respect to financial statements which are delivered to * that speak as of a particular date and to the extent that the facts upon which such representations and warranties are based have been changed by the transactions contemplated in this Agreement) as if such representations and warranties had been made as of the date of such purchase of Accounts and Account Payment; (iii) Seller has performed and complied with agreements and conditions required in the Purchase Documents to be performed or complied with by it on or prior to the date of such purchase of Accounts and Account Payment; (iv) no Event of Default, or an event with which the passage of time or the giving of notice, or both, shall become an Event of Default, has occurred hereunder or under any of the other Purchase Documents; (v) there has been no material adverse change in Seller's financial condition or its business since the date of the most recent financial statements of Seller supplied to *; (vi) such purchase of Accounts or Account Payment shall not be prohibited by any law or a regulation or any order of any court or governmental agency or authority; and (vii) * shall have received all fees and expenses owing hereunder.

                 SECTION 4. DISCOUNTS, FEES, EXPENSES AND TAXES

4.1 Discounts. The purchase price for the Accounts will be reduced by a discount (the "Discount"). The Discount will be computed on a daily basis by multiplying the Batch Balance by the Discount Rate in effect from day to day. Seller hereby authorizes *, in *'s sole discretion, to make the adjustment to the purchase price of the Accounts from time to time (but not less frequently than monthly) which is attributable to the Discount by (i) reducing the Availability Pool; (ii) deducting the Discount from any Account Payment; (iii) debiting the Debit Account, or
         (iv) using any combination of the foregoing.

4.2 Origination Fee. Seller shall pay to * a origination fee in the amount of seventy-five one hundredths percent (.75%) of Facility Amount, with 50% of such fee payable on or before the 30th day from the date hereof and 50% of such fee payable on or before the 60th day from the date hereof. Seller hereby authorizes *, in *'s sole discretion, to deduct the origination fee from the first Account Payment. The portion of any up-front deposit delivered to * by Seller which is in excess of *'s costs and expenses (including, without limitation, attorneys' fees) may, at *'s option, be applied by * to the payment of the origination fee. This authorization shall not affect Seller's obligation to pay such sums to * when due. Seller and * acknowledge and agree that the origination fee is reasonable compensation to * for making the facility available under the terms of this Agreement and for no other purpose.

4.3 Servicing Fee. Seller hereby agrees to pay a monthly servicing fee on the first day of each calendar month during the Term equal to one tenth of one percent (.50%) based on the average daily Batch Balance during the immediately preceding month, subject to the Performance Based Pricing Addendum attached hereto as Exhibit "A". If the first calendar month covers less than a full month, the servicing fee for such month shall be prorated. Seller hereby authorizes *, in *'s sole discretion, to collect the servicing fee (i) by reducing the Availability Pool by the amount of such fee; (ii) by deducting such fee from the first Account Payment after such fee is due; (iii) by debiting the Debit Account, or (iv) by using any combination of the foregoing. Such fee shall be paid to * so long as this Agreement is in effect. This authorization shall not affect Seller's obligation to pay such sums to
         * when due. Seller and * acknowledge and agree that the availability fee is reasonable compensation to * for continuing to make the facility available under the terms of this Agreement and for no other purpose.

4.4 Monthly Fee. Seller hereby agrees to pay to * on the first day of each calendar month during the Term a monthly fee equal to Five Thousand and No/100 dollars ($5,000.00) less the Discounts and servicing fee for the prior month. If the first calendar quarter covers less than a full quarter, the monthly fee for such quarter shall be prorated. Seller hereby authorizes *, in *'s sole discretion, to collect the monthly fee
         (i) by reducing the Availability Pool by the amount of such fee; (ii) by deducting such fee from the first Account Payment after such fee is due; (iii) by debiting the Debit Account, or (iv) by using any combination of the foregoing. Such fee shall be paid to * so long as this Agreement is in effect. This authorization shall not affect Seller's obligation to pay such sums to * when due. Seller and * acknowledge and agree that the monthly fee is reasonable compensation to * for continuing to make the facility available under the terms of this Agreement and for no other purpose.

4.5 Attorneys' Fees. Seller agrees to pay or reimburse * upon demand for all reasonable attorneys' fees, court costs and other expenses incurred by * (whether or not litigation is commenced or judgment issued, and if litigation is commenced whether at trial or any appellate level) in preparation, negotiation, and enforcement of this Agreement and protecting or enforcing its ownership interest in the Accounts or its security interest in the Collateral, in collecting the Accounts, or in the representation of * in connection with any bankruptcy case or insolvency proceeding involving Seller, the Collateral or any Account Debtor. Seller hereby authorizes *, in *'s sole discretion, to collect such fees, costs and expenses (i) by reducing the Availability Pool;
         (ii) by deducting such amounts from any Account Payment(s); (iii) by debiting the Debit Account, or (iv) by using any combination of the foregoing. This authorization shall not affect Seller's obligation to pay such sums to * on demand.

4.6 Expenses. * shall be entitled to reimbursement upon demand for all out of pocket expenses incurred by * in the course of performing its functions with respect to this Agreement, including without limitation, the following: lock box charges, long-distance telephone charges, postage, credit reports, wire transfers, check copying charges, overnight mail delivery, UCC and tax lien searches and filing fees. Seller hereby authorizes *, in *'s sole discretion, to collect such expenses (i) by reducing the Availability Pool; (ii) by deducting such amounts from any Account Payment(s); (iii) by debiting the Debit Account, or (iv) by using any combination of the foregoing. This authorization shall not affect Seller's obligation to pay such sums to
         * on demand.

4.7 Default Rate. All past due amounts owed by Seller to * hereunder, including but not limited to past due fees and expenses, shall bear interest at the Default Rate and shall be payable on demand. Seller hereby authorizes *, in *'s sole discretion, to collect such amounts by
         (i) reducing the Availability Pool; (ii) deducting such amounts from Account Payment(s); (iii) debiting the Debit Account, or (iv) using any combination of the foregoing. Upon the occurrence of an Event of Default, all Obligations shall bear interest at the Default Rate. This authorization shall not affect Seller's obligation to pay such sums to
         * on demand.

4.8 Taxes. All taxes and governmental charges of any kind imposed with respect to the sale of goods or rendering of services relating to the Accounts shall remain for the account of, and be paid by, Seller.

                               SECTION 5. RESERVE

5.1 Establishment of Reserve. At any time after the occurrence of an Event of Default hereunder, * may, at its election, withhold and accumulate all or any portion of any Account Payment to maintain a reserve ("Reserve") in an amount that * reasonably deems necessary to collect any Obligations which may become due by Seller to *.

5.2 Offset Against Reserve. Seller hereby authorizes * to offset, without prior notice to Seller, and charge against the Reserve any and all Obligations which Seller may owe to *.

5.3 Distribution of the Reserve. To the extent an Event of Default for which * established the Reserve is cured in a manner reasonably acceptable to * and * has not exercised *'s rights to terminate this Agreement because of such Event of Default, * will increase the Availability Pool by the amount of the Reserve and will no longer be entitled to withhold and accumulate Account Payments pursuant to Subsection 5.1 or to offset and charge against the Reserve pursuant to Subsection 5.2, provided that *'s rights under Section 5 shall be reinstituted if a subsequent Event of Default occurs.

               SECTION 6. REPRESENTATIONS AND WARRANTIES OP SELLER

Each Seller represents and warrants with respect to such Seller, and upon each delivery to * of an Availability Certificate further represents and warrants as of the date of delivery of the Availability Certificate, to * as follows:

6.1 Existence. Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is qualified and authorized to do business and is in good standing in all states in which such qualification and good standing are necessary. Seller has all requisite power and authority to execute this Agreement and the other Purchase Documents to which Seller is a party.

6.2 No Violation of Law. The execution, delivery and performance by Seller of this Agreement and the other Purchase Documents to which Seller is a party do not and will not constitute a violation of any applicable law or of Seller's articles or certificate of incorporation or Bylaws or any material breach of any other document, agreement or instrument to which Seller is a party or by which Seller is bound.

6.3 Binding Obligations. The execution, delivery and performance of the Agreement and the other Purchase Documents to which Seller is a party have been duly authorized by all necessary corporate action by Seller and constitute legal, valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms, except as may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

6.4 Executive Office. The address set forth below Seller's signature hereon is Seller's mailing address, its chief executive office, principal place of business and the office where all of the books and records concerning the Accounts are maintained.

6.5 Possession of Invoices and Related Data. Seller has and will retain possession of the following in trust for the benefit of * (collectively, the "Invoices and Related Data"): (a) true and correct copies of all invoices evidencing each Account sold to * hereunder; (b) evidence of delivery of all goods or completion of all services relating to each such Account; and (c) a current listing of all open and unpaid Accounts sold to * hereunder, together with the names, addresses, contact persons and telephone numbers of each Account Debtor until such time as * picks up or, at *'s request, Seller delivers to *, the Invoices and Related Data. Although the Invoices and Related Data are in the possession of Seller, ownership thereof is transferred to * contemporaneously with the purchase of the related Accounts.

6.6 True and Correct Information. All information provided by Seller to * during its evaluation of the transactions anticipated by and in connection with this Agreement, including applications, reports, financial statements, and the statements made therein were true and correct at the time made and remain true and correct at the time that this Agreement is executed, except to the extent the financial statements speak as of a particular date.

6.7 Taxes. Seller has filed all federal, state and local tax reports and returns required by any law or regulation to be filed by it and has either duly paid all taxes, duties and charges indicated due on the basis of such returns and reports, or made adequate provision for the payment thereof, and the assessment of any material amount of additional taxes in excess of those paid and reported is not reasonably expected. There is no tax lien notice against Seller presently on file, judgment entered against Seller or levy on or attachment of its property outstanding or reasonably anticipated.

6.8 Full Disclosure. There is no fact which Seller has not disclosed to * in writing which could materially adversely affect the properties, business or financial condition of Seller, the Accounts sold hereunder or any of the Collateral, or which is necessary to be disclosed in order to keep any of the representations and warranties contained herein or in any other Purchase Document from being misleading.

6.9 ERISA Compliance. Seller is in compliance with ERISA concerning Seller's ERISA Plan, if any, or is not required to contribute to any "multi-employer plan" as defined in Section 4001 of ERISA.

6.10 Compliance with Laws. Seller is conducting its business in material compliance with all applicable laws, including but not limited to applicable Environmental Laws and the Fair Labor Standards Act and has and is in compliance with all licenses and permits required under any such laws. Seller does not have any known material contingent liability under any Environmental Law. Seller will continue to comply in all material respects with all Environmental Laws now or hereafter applicable to Seller and shall obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other authorizations necessary for its operations. Seller will promptly furnish to * all written notices of violation, complaints, penalty assessments, suits or other proceedings received by Seller with respect to any alleged violation of or non-compliance with any Environmental Laws.

6.11 Assumed Names. Except as may be listed on Schedule B attached hereto, Seller does business under no trade or assumed names.

                               SECTION 7. ACCOUNTS

As to the Accounts of each Seller, such Seller hereby represents and warrants to
* with respect to each Account offered for sale by such Seller to * hereunder as follows:

7.1 Owner. Seller is the sole owner of such Account, which Account is free and clear of any liens, claims, equities and encumbrances whatsoever, and upon the purchase by * of such Account, * will own such Account free and clear of any liens, claims, equities and encumbrances whatsoever and the consideration received by Seller from * for such Account is fair and adequate.

7.2 Authority to Sell. Seller is the sole obligee under such Account and has full power and is duly authorized to sell, assign and transfer such Account to * hereunder, and, except as such Account is disclosed to * as an ineligible Account concurrently with the sale of such Account to *, the date of sale of such Account is not more than 30 days after the date of the original invoice relating to such Account.

7.3 Full Payment Expected. Seller has no knowledge of any fact which would lead it to expect that, at the date of sale of such Account to *, such Account will not be paid in the full stated amount when due, except as such Account is disclosed to * as an ineligible Account.

7.4 Bona Fide Account. Such Account is valid and enforceable and arises out of a bona fide sale or lease of conforming goods or the bona fide rendition of services by Seller, and all underlying goods have been delivered to the Account Debtor, or all underlying services have been rendered by Seller, in complete fulfillment of all of the terms and conditions of a fully executed, delivered and unexpired contract or purchase order with the Account Debtor, and the Account Debtor has accepted the goods or services to which the Account relates, except as such Account is otherwise disclosed to * as an ineligible Account. Such Account constitutes the legal, valid and binding payment obligation of the Account Debtor, enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally), except as such Account is disclosed to * as an ineligible Account.

7.5 Payable in U.S. Dollars. Such Account is denominated and payable only in United States dollars.

7.6 Account is Not Past Due. Such Account is current and not past due as of the date of sale of such Account to * (except as such Account is otherwise disclosed to * as an ineligible Account), has not been paid by or on behalf of the Account Debtor in whole or in part, and, if it is an Eligible Account, is not and will not be subject to any dispute, recision, setoff, recoupment, defense or claim by the Account Debtor, whether relating to price, quality, quantity, workmanship, delay in delivery, setoff, counterclaim or otherwise, and, if it is an Eligible Account, the Account Debtor has not and will not claim any defense of any kind or character (other than bankruptcy or insolvency arising after the date of such sale of such Account to * hereunder) against payment of such Account.

7.7 U.S. Account Debtor. As of the date of purchase by * of such Account, the Account Debtor with respect to such Account is located (within the meaning of Section 9-103 of the UCC) and has its principal executive offices within the United States, except as such Account is disclosed to * as an ineligible Account concurrently with the sale of such Account to *.

7.8 Remittance Address. The invoice related to such Account sets forth as its sole address for payment the Remittance Address.

                              SECTION 8. COLLATERAL

8.1 Grant of Security Interest. In order to secure the payment of all Obligations, Seller hereby grants to * a security interest in and lien upon all of Seller's right, title and interest in and to (a) all Accounts not purchased hereunder and all present and future contracts, contract rights, chattel paper, documents, instruments, drafts, acceptances, deposit accounts and general intangibles now or hereafter owned by Seller (including, without limitation, the Reserve), all money and other funds of Seller which may now or hereafter come into the possession, custody or control of * and in any case where an account arises from the sale of goods, all of Seller's right, interest and interest in such goods (including, without limitation, all returned or repossessed goods and all of Seller's rights of stoppage in transit, replevin and reclamation as unpaid vendor); (b) all Inventory and all accessions thereto and products thereof and documents therefor; (c) all books and records pertaining to the foregoing, including but not limited to computer programs, data, certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer lists, customer and supplier contracts, sales orders, and purchasing records; and (d) all proceeds of the foregoing, including without limitation, all insurance payable by reason of loss or damage (collectively, the "Collateral").

8.2 Perfection. Seller agrees to comply with all applicable laws in order to perfect *'s security interest in and to the Collateral, to execute any financing statement(s) or additional documents as * may require and to deliver to * landlord and or mortgagee lien waivers with respect to each site where Inventory is located and which is either leased by Seller or has been mortgaged by Seller, upon request by *.

8.3 Representations and Warranties. Seller represents and warrants to * as follows with respect to the Collateral:

         (a) Seller has not executed any other security agreement currently affecting the Collateral or any financing statement regarding the Collateral (other than those in favor of *, those to be released with the closing of this Facility, those that may cover Power Products' equipment located in Mexico, those covering leased equipment or otherwise disclosed to and consented by * in writing), and no financing statement executed by Seller is now on file which covers any of the Collateral (other than in favor of *, those to be released with the closing of this facility, those that may cover Power Products' equipment located in Mexico, those covering leased equipment or as otherwise disclosed to and consented by * in writing);

         (b) All Collateral is and will be owned by Seller, free and clear of all other liens, encumbrances, security interests and claims (except as otherwise consented by * in writing), and shall be kept at address set forth below Seller's signature hereon and at such other addresses as may be listed in Schedule C attached hereto, and Seller shall not (without the written consent of *) remove the Collateral therefrom except for the purpose of selling or leasing Inventory in the ordinary course of business.

8.4 Existing Security Interest. In the event a security interest has heretofore been granted and given to * by Seller in a prior agreement(s) or document(s) to secure certain obligations, then in such event, and notwithstanding anything in this Agreement to the contrary, the lien and security interest herein granted and given to * hereunder is in renewal and continuation, and not in extinguishment of, all such prior liens and security interests and continue to be valid and subsisting liens and security interests to secure all prior, existing and future Obligations.

                                               SECTION 9. COVENANTS

So long as this Agreement shall be in effect or any of the Obligations shall be outstanding, Seller agrees and covenants that, unless * shall otherwise consent in writing:

9.1 Sale of Accounts. Subject to the terms and conditions of this Agreement, Seller will sell to * hereunder all Accounts existing at the time of each Availability Certificate permitted or required to be delivered to * under Subsection 9.14.

9.2 Books and Records. Seller will maintain its books and records in accordance with GAAP, applied on a consistent basis, at its chief executive office set forth in Subsection 6.4.

9.3 No Other Liens. Seller will not execute any security agreement or financing statement covering any of the Accounts purchased hereunder or the Collateral, other than (i) liens and security interests securing indebtedness owing to *, (ii) pledges or deposits to secure the payment of obligations under any worker's compensation laws or similar laws,
         (iii)   deposits  to  secure  the   payment  of  public  or   statutory
         obligations, (iv) mechanic's, carriers', workman's, repairman's or other liens arising by operation of law in the ordinary course of business which secure obligations that are not overdue or are being contested in good faith and for which Borrower has established adequate reserves in accordance with generally accepted accounting principles,
         (v) liens securing purchase money indebtedness permitted hereunder provided such lien does not extend beyond the property purchased with such indebtedness, (vi) liens securing capital leases provided such lien does not extend beyond the property subject to such lease, and
         (vii) liens and security interest existing as of the date hereof which have been disclosed to and approved by * in writing (including the lien covering equipment at Power Product's Mexico location and those financing statements covering leased equipment).

9.4 Notice of False Representation. Seller agrees to notify * immediately of any breach by Seller of any representation, warranty or covenant contained herein or in the event any representation or warranty made herein becomes false at any time.

9.5 Notice of Disputed Account. Seller agrees to notify * immediately of the assertion by any Account Debtor of any dispute or other claim (including any defense or offset asserted by any Account Debtor) with respect to any Account sold to * hereunder, or with respect to any related goods or services ("Disputed Accounts"). Upon *'s request, Seller agrees to settle, at its own expense and for the benefit of *, all Disputed Accounts; provided, that any such settlement shall be made only with the prior written consent of *.

9.6 Right of Inspection. Seller agrees to permit * to visit its properties and installations and to examine, audit and make and take away copies or reproductions of Seller's books and records, at all reasonable times. Seller also agrees to pay all costs associated with any such audits, which are currently $700.00 per day, per person, plus out-of-pocket expenses, but prior to an Event of Default, Seller shall not be required to pay for more than one such audit per fiscal quarter.

9.7 Notice of Material Change/Litigation. Seller shall promptly notify * in writing (a) any material adverse change in Seller's financial condition or its business, and (b) any litigation or claims affecting Seller which could materially adversely affect the financial condition of Seller.

9.8 Notice of Name or Address Change. Seller will notify * in writing 30 days prior to any change in (a) the name of Seller or any of the names under which it is conducting business as specified on Schedule B, (b) the address of Seller's chief executive office or principal place of business as described in Subsection 6.4, (c) the location of the office where the records concerning Accounts are maintained, (d) the opening of any new place of business or location where Collateral may be kept, and (e) the closing of any of its existing places of business or locations described on Schedule C. Seller agrees to execute and deliver to * financing statements and such other documents as * may request in order to obtain and/or maintain a perfected security interest in the Collateral.

9.9 Taxes. Seller will pay and discharge when due all assessments, taxes, governmental charges and levies, of every kind and nature, imposed upon Seller or its properties, income or profits, prior to the date penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Seller's property, income or profits: provided, however, Seller will not be required to pay and discharge any such assessment, tax, charge, levy or claim so long as
         (i) same shall be contested in good faith by appropriate judicial, administrative or other legal proceedings timely instituted, and (ii) Seller shall have established adequate reserves with respect to such contested assessment, tax, charge, levy or claim in accordance with generally accepted accounting principles, consistently applied.

9.10 Liquidations; Mergers. Seller shall not merge or consolidate with or into any other entity (except a merger of Seller into Parent Corporation or into another subsidiary of the Parent Corporation) or liquidate, dissolve or otherwise cease conducting business, except in connection with the sale of substantially all of Power Products' assets as long as * receives 10 days prior written notice of any such sale by Power Products.

9.11 Sale of Assets. Seller shall not sell, transfer or otherwise dispose of its assets, other than (i) inventory in the ordinary course of its business, (ii) as necessary to replace obsolete equipment, and (iii) substantially all of the assets of Power Products as long as * receives 10 days prior written notice of any such sale.

9.12 Transfer of Ownership. Seller shall not permit the sale, pledge or other disposition of any ownership interest in Seller; provided, however, all the ownership of Power Products may be sold as long as * receives 10 days prior written notice of any such sale.

9.13 Proper Reporting. Seller agrees to properly reflect the effect of this Agreement, and all sales of Accounts related thereto, in all financial reports and disclosures, written or otherwise, provided to Seller's creditors and other interested parties. Seller specifically agrees that all Accounts purchased by * hereunder will be excluded from Seller's reported accounts receivable balances.

9.14 Delivery of Availability Certificate. Seller shall deliver to * an updated Availability Certificate (i) with each request for an Account Payment, and (ii) on a weekly basis throughout the Term, whether or not Seller requests an Account Payment, in each instance accompanied by the related reports described in Subsection 2.3.

9.15 Accounts Receivable and Accounts Payable Aging. Seller agrees to deliver to * within three (3) days after each week, an Accounts Receivable aging report and an Accounts Payable aging report, in form and detail satisfactory to *.

9.16 Financial Statements. Seller agrees to furnish to * (a) within 90 days after the last day of each fiscal year of Seller a consolidated statement of income and a consolidated statement of cash flows of Seller for such fiscal year, and a consolidated balance sheet of Seller as of the last day of such fiscal year, together with an auditor's report thereon by an independent certified public accountant (if Seller generally obtains such an auditor's report), (b) within 45 days after the last day of each fiscal quarter of Seller, an unaudited consolidated statement of income and statement of cash flows of Seller for such fiscal quarter, and an unaudited consolidated balance sheet of Seller as of the last day of such fiscal quarter, and (c) within 30 days after the last day of each month, monthly unaudited consolidated statements of income and statements of cash flows of Seller and any affiliates for each month an unaudited balance sheets of Seller and any affiliates as of the end of each month. Seller represents and warrants that each such statement of income and statement of cash flows will fairly present, in all material respects, the results of operations and cash flows of Seller for the period set forth therein, and that each such balance sheet will fairly present, in all material respects, the financial condition of Seller as of the date set forth therein, all in accordance with GAAP, (or, with respect to unaudited financial statements, in the notes thereto). Seller also agrees to furnish to *, upon request, such additional financial and business information concerning Seller and its business as * may reasonably request, including copies of its Form 941 returns filed with the Internal Revenue Service and evidence of payment of related taxes.

9.17 Financial Covenants. Seller agrees to maintain the following financial covenant while this Agreement remains in effect:

         (a) Tangible Net Worth. At the end of each fiscal quarter, the Tangible Net Worth, calculated on a pro forma basis (i.e., add back purchased Accounts and factored balance), of not less than $4,250,000.00; provided, however, Seller shall have an opportunity to cure any breach of this financial covenant within 25 five days from the earlier of (i) the date which * is due to receive financial statements which would show a violation of this covenant, or (ii) the date of *'s receipt of financial statements showing a violation of such covenant.


                             SECTION 10. RIGHTS OF *

10.1 Notification of Account Debtors. * shall have the right at any time (i) after the occurrence of an Event of Default and without notice to Seller, (ii) if * believes in good faith the prospect for payment or performance under this Agreement and the other Purchase Documents is materially impaired, or (iii) * in good faith believes Seller is not diligently pursuing appropriate collection efforts against a particular Account Debtor which is delinquent (collectively, the "Notification Events"), to notify any or all Account Debtors of the sale of the Accounts to * and to direct such Account Debtors to make payment of all amounts due or to become due to Seller directly to * to enforce collection of any Accounts purchased hereunder or collection of any of the Collateral and to adjust, settle or compromise the amount or payment thereof. * agrees to attempt to give prior notice to Seller of *'s notification of Account Debtors based upon clause (i) in the foregoing sentence but * shall have no liability for failure to provide any such notice and Seller's obligations hereunder and the provisions of this Agreement shall not be affected by *'s failure to give any such notice. * agrees to give prior written notice to Debtor if * notifies Account Debtors as a result of the Notification Events described in clause (ii) and (iii) in the first sentence of this Subsection, and to only notify the Account Debtor which is delinquent if notification is based solely on clause (iii).

10.2 Collections. All payments and collections of Accounts received by * shall belong to * as owner of the Accounts.

10.3 Right to Collect. After the occurrence of any Notification Event, Seller authorizes * to collect, sue for and give releases for and in the name of Seller or * in *'s sole discretion, all amounts due on Accounts sold to * hereunder. Seller specifically authorizes * to endorse, in the name of Seller, all checks, drafts, trade acceptances or other forms of payment tendered by Account Debtors in payment of Accounts sold to * hereunder and made payable to Seller. * shall have no liability to Seller for any mistake in the application of any payment received with respect to any Account, IT BEING THE SPECIFIC INTENT OF THE PARTIES HERETO THAT * SHALL HAVE NO LIABILITY HEREUNDER FOR ITS OWN NEGLIGENCE, except for its own gross negligence and willful misconduct. After the occurrence of any Notification Event, Seller hereby waives notice of nonpayment of any Account sold to * hereunder as well as any and all other notices with respect to such Accounts, demands or presentations for payment and agrees that * may extend, renew or modify from time to time the payment of, or vary, reduce the amount payable under or compromise any of the terms of, any Account purchased by *, in each case without notice to or the consent of Seller. After the occurrence of any Notification Event, Seller further authorizes * (or its designee) to open and remove the contents of any post office box of Seller which * believes contains mail relating to Accounts, and in connection therewith or otherwise, to receive, open and dispose of mail addressed to Seller which * believes may relate to Accounts, and in order to further assure receipt by * (or its designee) of mail relating to such Accounts, to notify other parties including customers and postal authorities to change the address for delivery of such mail addressed to Seller to such address as * may designate. * agrees to use reasonable measures to preserve the contents of any such mail which does not relate to the Accounts of Seller and to deliver same to Seller (or, at the election of *, to notify Seller of the address where Seller may take possession of such contents; provided, if Seller does not take possession of such contents within 30 days after notice from * to take possession thereof, * may dispose of such contents without any liability to Seller).

10.4 Power of Attorney. Seller hereby irrevocably appoints * (and any employee, agent or other person designated by *, any of whom may act without joinder of the others) as Seller's attorneys-in-fact in Seller's name, place, place and stead, to take, after the occurrence of any Notification Event, all actions, execute and deliver all notices, negotiate such instruments and other documents, as may be necessary or advisable to permit * (or its designee) to take any and all of the actions described in this Agreement or to carry out the purpose and intent thereof, as fully and for all intents and purposes as Seller could itself do, and hereby ratifies and confirms all that said attorneys-in-fact may do or cause to be done by virtue hereof, including, without limitation; (i) to demand, collect, sue for, recover, receive and give acquittance and receipts for moneys due and to become due under the Accounts purchased hereunder or the Collateral, and (ii) to file any claims or take any action or institute any proceedings which * may deem necessary or appropriate for the collection and/or preservation of the Accounts purchased hereunder and the Collateral or otherwise to enforce the rights of * with respect to the Accounts purchased hereunder and the Collateral. This power of attorney is irrevocable and deemed coupled with an interest.

10.5 UCC Filings. Seller hereby authorizes * to file, with or without the signature of Seller, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Seller further agrees that a carbon, photographic or other reproduction of this Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction * may deem appropriate.

10.6 Right to Perform. If Seller fails to perform any agreement or obligation provided herein or in any of the other Purchase Documents (including without limitation, the payment and discharge of any taxes, liens or encumbrances affecting the Collateral), * may itself perform, or cause performance of, such agreement or obligation, and the expenses of * incurred in connection therewith shall be a part of the Obligations, secured by the Collateral and payable by Seller on demand.

10.7 Right of Setoff. * shall have the right of setoff against the Obligations at any and all times and in any and all proceedings and instances including, but not limited to, bankruptcy, reorganization, receivership or insolvency of Seller, without prior notice to Seller.

                              SECTION 11. SERVICING

11.1 Appointment of Servicing Agent. * hereby appoints Seller as servicing agent for * for the purpose of expediting the collection of past due Accounts purchased by * hereunder. Seller, as servicing agent, agrees to maintain an active, on-going and regular dialog with each delinquent Account Debtor. Seller further agrees, as servicing agent, to utilize all powers, influences, rights and to take every action within its control in accordance with its customary practices and applicable law to expedite the collection of the past due Accounts purchased by * hereunder and direct such payments exclusively to the Remittance Address. * reserves the right to terminate Seller as *'s servicing agent at any time with or without cause or notice to Seller.

11.2 Protection of *'s Rights. Seller, as servicer, shall take no action which, nor omit to take any action the omission of which, would substantially impair the rights of * in any Accounts purchased hereunder by *. Seller, as servicer, agrees to defend at its expense *'s ownership of the Accounts sold hereunder.

11.3 Proceeds or Returned Goods Received by Seller. All amounts and proceeds (including instruments and writings) received by Seller at any time in respect of any Accounts purchased hereafter shall be received in trust for the benefit of * hereunder, shall be segregated from other funds of Seller and shall be promptly paid over to * in the same form as so received (with any necessary endorsement) to be applied in the same manner as payments received directly by *. If any goods relating to an Account purchased by * hereunder shall be returned to or repossessed by Seller, Seller shall give prompt notice thereof to * and shall hold such goods in trust for *, separate and apart from Seller's own property, and such goods shall be owned solely by * and be subject to *'s direction and control. Seller shall properly store and protect such goods and agrees to cooperate fully with * in any subsequent disposition thereof for the benefit of *. The provisions of this Subsection shall survive the termination of this Agreement.

11.4 Delivery of Invoices and Related Data. The Invoices and Related Data, although owned by *, shall remain in Seller's possession and held in trust by Seller for the benefit of *. Seller agrees to deliver the Invoices and Related Data to * upon *'s request and to allow * to visit its offices to inspect, make copies or take the originalls thereof, along with any computer data related thereto, at all reasonable times.

11.5 Additional Documentation; Termination. Seller will furnish to *, upon request, any and all papers, documents and records in its possession or control related to Accounts purchased by * hereunder, or related to Seller's business relationship with the respective Account Debtors, and agrees to cooperate fully with * in all matters related to collection of Accounts purchased by * hereunder. * reserves the right to terminate such servicing relationship at any time with or without cause and without notice to Seller.

                          SECTION 12. EVENTS OF DEFAULT

An event of default ("Event of Default") shall be deemed to have occurred hereunder upon the occurrence of one or more of the following:

         (a) Seller shall fail to pay as and when due any Obligations owed to *.

         (b) Seller shall breach any covenant or agreement made herein, in any of the other Purchase Documents or in any other agreement now or hereafter entered into between Seller and *.

         (c) Any warranty or representation made herein or in any of the other Purchase Documents shall be false or misleading in any material respect when made.

         (d) The occurrence of an event of default under any of the other Purchase Documents or any other agreement now or hereafter entered into between Seller and *.

         (e) Any report, certificate, schedule, financial statement, profit and loss statement or other statement furnished by Seller, or by any other person on behalf of Seller, to * is not true and correct in any material respect.

         (f) The occurrence of any event which permits the acceleration of the maturity of any indebtedness in excess of $50,000.00 owing by Seller to any third party under any agreement or undertaking.

         (g) The filing of a voluntary or involuntary case by or against Seller under the United States Bankruptcy Code or other present or future federal or state insolvency, bankruptcy or similar laws, or the appointment of a receiver, trustee, conservator or custodian for a substantial portion of Seller's assets and, with respect to an involuntary case, the case is consented to by Seller or is not dismissed within 60 days after the effective date thereof.

         (h) Seller shall become insolvent, make a transfer in fraud of creditors or make an assignment for the benefit of creditors.

         (i)      The  filing  or   commencement   of  any   involuntary   lien,
                  garnishment, attachment or the like shall be issued against or with respect to the Collateral.

         (j) Seller shall have a federal or state tax lien filed against any of its properties.

         (k) The Collateral or any portion thereof is taken on execution or other process of law.

         (l) Either (i) any "accumulated funding deficiency" (as defined in Section 412(a) of the Internal Revenue Code of 1986, as amended) in excess of $50,000 exists with respect to any ERISA Plan of Seller, or (ii) any Termination Event occurs with respect to any ERISA Plan of Seller and the then current value of such ERISA Plan's benefit liabilities exceeds the then current value of such ERISA Plan's assets available for the payment of such benefit liabilities by more than $50,000.

         (m) If any of the obligations of any guarantor under the Purchase Documents is limited or terminated by operation of law or by the guarantor, or any such guarantor becomes the subject of an insolvency proceeding.

         (n) The entry against Seller of a final and nonappealable judgment for the payment of money in excess of $50,000 (not covered by insurance satisfactory to * in its sole discretion).

Upon the occurrence of an Event of Default described in subsections (g) or (h) of this Section, all of the Obligations owing by Seller to * (including but not limited to all fees and discounts owed hereunder) shall thereupon be automatically and immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, or any other notice or declaration of any kind, all of which are hereby expressly waived by Seller. Upon the occurrence of any other Event of Default, *, at its option, at any time and from time to time may without notice to Seller declare any or all of the Obligations owing by Seller to * (including but not limited to all fees and discounts owed hereunder) immediately due and payable, all without demand, presentment, notice of demand or of dishonor and nonpayment, or any notice or declaration of any kind, all of which are hereby expressly waived by Seller. After the occurrence of any Event of Default, any obligation of * to purchase any further Accounts hereunder, to pay any further Account Payments hereunder (except as provided in Subsection 14.5) or to make loans under any other agreement with Seller may be terminated by * at *'s option to be exercised in its sole discretion.

                SECTION 13. REMEDIES AND APPLICATION OF PROCEEDS

13.1 Remedies. In addition to, and without limitation of, the foregoing provisions of this Agreement, if an Event of Default shall have occurred and be continuing, * may from time to time in its discretion, without limitation and without notice except as expressly provided below, do any one or more of the following:

         (a) Terminate this Agreement; provided that any such termination shall be subject to Subsections 11.3, 14.4, 14.5 and 14.8.

         (b) Exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, under the other Purchase Documents or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral).

         (c) Require Seller to, and Seller hereby agrees that it will at its expense, assemble all or part of the Collateral as directed by * and make it available to * at a place to be designated by * which is reasonably convenient to both parties.

         (d) Reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure.

         (e) Dispose of, at its office, on the premises of Seller or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings.

         (f) Buy the Collateral, or any part thereof, at any public sale, or at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations.

         (g) Apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Seller hereby consents to any such appointment.

         (h) At *'s discretion, retain the Collateral in satisfaction of the Obligations whenever the circumstances are such that * is entitled to do so under the UCC or otherwise.

         Seller agrees that, to the extent notice of sale shall be required by law, at least five (5) days notice to Seller of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. * shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. * may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

13.2 Application of Proceeds. If any Event of Default shall have occurred and be continuing, * may in its discretion apply any Reserve, and any cash proceeds received by * in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, to any or all of the following in such order as * may elect:

         (a) To the repayment of reasonable costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by * in connection with (i) the administration of this Agreement;
                  (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (iii) the exercise or enforcement of any of the rights of * hereunder, or (iv) the failure of Seller to perform or observe any of the provisions hereof.

         (b) To the payment of the Obligations and the reimbursement of * for the amount of any obligations of Seller paid or discharged by *, and of any expenses of * payable by Seller hereunder or under the other Purchase Documents.

         (c)      By holding the same as Collateral.

         (d) To the payment of any other amounts required by applicable law (including, without limitation, * of * of the UCC or any successor or similar, applicable statutory provision).

         (e) To the payment or other satisfaction of any liens and other encumbrances upon any of the Collateral.

         (f) By delivery to Seller or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

                            SECTION 14. MISCELLANEOUS

14.1 Equitable Relief. Seller acknowledges that in the event that Seller commits any act or omission which prevents or unreasonably interferes with: (a) *'s exercise of the rights and privileges arising under the power of attorney granted under this Agreement; or (b) *'s perfection of or levy upon the security interest granted in the Collateral, including any seizure of any Collateral, such conduct will cause immediate severe, incalculable and irrevocable harm and injury for which there is no adequate remedy at law, and shall constitute sufficient grounds to entitle * to an injunction, writ of possession, or other applicable relief in equity, and to make such application for such relief in any court of competent jurisdiction, without any prior notice to Seller.

14.2 Cumulative Rights. All rights, remedies and powers granted to * in this Agreement, or in any other instrument or agreement given by Seller to * or otherwise available to * in equity or at law, or accumulative and may be exercised singularly or concurrently with such other rights as * may have. These rights may be exercised from time to time as to all or any part of the Accounts purchased hereunder or the Collateral as * in its discretion may determine. * shall not be deemed to have waived any of its rights and remedies unless the waiver is in writing and signed by *. A waiver by * of a right or remedy under this Agreement on one occasion is not a waiver of the right or remedy on any subsequent occasion. The purchase of Accounts by * during the continuance of an Event of Default shall not obligate * to make any further purchases during the continuation of such Event of Default.

14.3 Notices. Any notice or communication with respect to this Agreement shall be in writing sent by (i) personal delivery; (ii) expedited delivery service with proof of delivery; (iii) United States mail, postage prepaid, registered or certified mail, or (iv) prepaid telegram, telex or telecopy, addressed to each party thereto at its address set forth below their signature hereon or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram, telex or telecopy, upon receipt. Seller hereby agrees that * may publicize the transaction contemplated by this Agreement in newspapers, trade and similar publications including without limitation, the publication of a "tombstone".

14.4 Term. The term of this Agreement shall be for one (1) year from the date hereof (the "Term"). Seller acknowledges that it shall have no right to terminate this Agreement prior to the end of the Term, that termination of this Agreement by Seller at any time prior to the end of the Term would result in the loss by * of benefits under this Agreement and that the damages incurred by * as a result of such early termination are and would be difficult and impractical to ascertain. Therefore, in the event this Agreement is terminated by Seller for any reason or by * because of an Event of Default during the Term, Seller shall pay to * an early termination fee, as liquidated damages, in the amount of three percent (3%) of the Facility Amount. Notwithstanding the foregoing, in the event that * Base Rate exceeds the Prime Rate published in The Wall Street Journal by more than 100 basis points for more than 30 consecutive days (the "Rate Termination Event"), Seller shall have the right for 30 days after such event to terminate this Agreement without payment of the termination fee; provided, however, Seller must notify * in writing of its intention to so terminate within 10 days after the occurrence of a Rate Termination Event. In addition, Power Products may also terminate this Agreement with respect to itself without a termination fee as long as I&M does not also terminate this Agreement prior to the end of the Term and the Parent Corporation does not terminate financing under the promissory note described in the Facility Amount definition.

14.5 Termination. Upon termination of this Agreement, Seller shall be entitled to receive from * the remainder, if any, of the purchase price for the Accounts provided for in Subsection 2.2 which has not theretofore been paid to Seller, in accordance with the following provisions:

         (a) * shall pay to Seller, within one (1) business day after the termination date of this Agreement (the "Termination Date"), an amount equal to any remaining Availability Pool as of the Termination Date, less any Discounts, costs and expenses to which * is entitled hereunder. As additional collections are received after the Termination Date with respect to Accounts sold on or before the Termination Date, * will on a weekly basis during the 180 day period following the Termination Date recompute the remaining Availability Pool and disburse such amount to Seller, less any Discounts, costs and expenses to which * is entitled hereunder. The final computation and disbursement, if any, will be made as of the 180th day following the Termination Date, and any final payment due to Seller will be paid within five (5) business days following such 180th day.

         (b) The provision of Subsection 14.5(a) shall be subject to the following: (i) * shall have no obligation to make any computation or to pay any amount pursuant to Subsection 14.5(a) if Seller shall not have provided such information as
                  * reasonably requests for the purpose of computing the remaining Availability Pool; and (ii) *'s obligation to pay any amount to Seller pursuant to Subsection 14.5(a) is subject to *'s rights under Section 5.

         (c) The representations, covenants, agreements, indemnities and other provisions of the following sections and subsections of this Agreement shall continue to be effective during the 180-day period referred to in Subsection 14.5(a) and shall also continue to be effective thereafter to the extent that other provisions of this Agreement provide for their survival:
                  4.1, 4.4 - 4.7, 5 - 8, 9.2 - 9.10, 9.13, 9.15 and 10 - 14.

         In lieu of the above provisions in this Subsection 14.5, after termination of this Agreement, * may sell, and Seller may purchase, all outstanding Accounts purchased hereunder by * if both parties agree to such action at a mutually agreeable price.

14.6 Notice of Offer. Seller hereby agrees that in the event (a) Seller receives a written proposal either during or at the end of the Term from a third party to provide financing or factoring ("Proposed Refinancing"), (b) the terms of the Proposed Refinancing are acceptable to Seller, and (c) Seller is considering accepting the Proposed Refinancing from the offeror (the "Offeror"), Seller will provide * in writing an outline of the complete terms and conditions of the Proposed Refinancing. Seller agrees not to accept the Proposed Refinancing from the Offeror until at least five (5) business days after delivery of the foregoing item to *.

14.7 Severability. Each and every provision, condition, covenant and representation contained in this Agreement is, and shall be construed, to be a separate and independent covenant and agreement. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of the Agreement shall not be affected thereby.

14.8 Indemnity. Seller hereby indemnifies and agrees to hold the Indemnified Persons harmless against any breach by Seller of any representation, warranty, covenant or agreement of Seller contained in this Agreement, and against any claims or damages arising out of the manufacture, sale, possession or use of, or otherwise relating to, goods, or the performance of services, associated with or relating to Accounts or related rights purchased (or with respect to which a security interest is granted) hereunder. Seller also hereby indemnifies and agrees to hold harmless and defend all Indemnified Persons from and against any and all Indemnified Claims. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH INDEMNIFIED CLAIMS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY INDEMNIFIED PERSON, but shall exclude any of the foregoing resulting from such Indemnified Person's gross negligence or willful misconduct. If Seller or any third party ever alleges any gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and affect of the alleged gross negligence or willful misconduct. Upon notification and demand, Seller agrees to provide defense of any Indemnified Claim and to pay all costs and expenses of counsel selected by any Indemnified Person in respect thereof. Any Indemnified Person against whom any Indemnified Claim may be asserted reserves the right to settle or compromise any such Indemnified Claim as such Indemnified Person may determine in its sole discretion, and the obligations of such Indemnified Person, if any, pursuant to any such settlement or compromise shall be deemed included within the Indemnified Claims. Except as specifically provided in this section, Seller waives all notices from any Indemnified Person. The provisions of this Section shall survive the termination of this Agreement.

14.9 Benefits; Assignment. All grants, covenants and agreements contained in this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Seller may not delegate or assign any of its duties or obligations under this Agreement without the prior written consent of * and any assignment without such consent shall be void. * RESERVES THE RIGHT TO ASSIGN ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT IN WHOLE OR IN PART TO ANY PERSON OR ENTITY; provided, however, any assignee of *'s obligations hereunder must have financial resources, liquidity and operational expertiese comparable to *. To the extent * assigns its rights and obligations hereunder to a third party, * shall thereafter be released from such assigned obligations to Seller and such assignment shall effect a novation between Seller and such third party. Without limiting the generality of the foregoing, * may from time to time grant participations in all or any part of the Obligations to any person or entity on such terms and conditions as may be determined by * in its sole and absolute discretion, provided that the grant of such participation shall not relieve * of its obligations hereunder nor create any additional obligations of Seller. Seller consents to * disclosing any financial and any other information available to * concerning Seller to any prospective participant or assignee as long as such prospect signs an agreement to maintain the confidentiality of any such information.

14.10 Captions. The captions in this Agreement are for convenience only and shall not define or limit the provisions hereof.

14.11 Governing Law; Venue; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF * WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF *. THIS AGREEMENT IS PERFORMABLE BY THE PARTIES IN * COUNTY, *. SELLER AND * EACH AGREE THAT * COUNTY, * SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS AGREEMENT, AND THAT SUCH COUNTY IS A CONVENIENT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM. SELLER AND * EACH CONSENT TO THE PERSNAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN * COUNTY, * FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. SELLER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

14.12 WAIVER OF JURY TRIAL. SELLER AND * EACH HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.

14.13 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER PURCHASE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS AGREEMENT ALSO AMENDS AND SUPERSEDES ANY OF THE TERMS OF ANY PRIOR WRITTEN AGREEMENTS WITH RESPECT TO THE MATTERS SET FORTH IN THIS AGREEMENT.

14.14 Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

14.15 Effectiveness of Agreement. This Agreement shall become effective only upon acceptance by * at its offices in Fort Worth, * County, * as evidenced by *'s signature hereon.

14.16 Usury Savings. The parties hereto intend that the transactions covered hereby are true sales according to the provisions of *, of the * (as more fully described in Subsection 14.17) and that none of the Obligations under this Agreement or other Purchase Documents will constitute loans or credit sales or interest on principal of a loan or credit sale as determined under applicable laws; provided, however, if this Agreement or any of the other Purchase Documents are deemed to require the payment or permit the payment, taking, reserving, receiving, collection, or charging of any sums constituting interest under applicable laws, the following provisions of this Subsection will apply:

         (a) It is the intention of the parties hereto to comply strictly with applicable usury laws; accordingly, notwithstanding any provision to the contrary in this Agreement or any of the other Purchase Documents, in no event whatsoever shall this Agreement or any of the other Purchase Documents require the payment or permit the payment, taking, reserving, receiving, collection or charging of any sums constituting interest under applicable laws which exceed the maximum amount permitted by such laws. If any such excess interest is called for, contracted for, charged, taken, reserved, or received in connection with this Agreement or any of the other Purchase Documents, or in any communication by * or any other person to Seller or any other person, or in the event all or part of the principal or interest shall be prepaid or accelerated, so that under any of such circumstances or under any other circumstance whatsoever the amount of interest contracted for, charged, taken, reserved, or received on the amount of principal actually outstanding from time to time under this Agreement or any of the other Purchase Documents shall exceed the maximum amount of interest permitted by applicable usury laws, then in any such event it is agreed as follows: (i) the provisions of this Subsection shall govern and control; (ii) neither Seller nor any other person or entity now or hereafter liable for payments under this Agreement or any of the other Purchase Documents shall be obligated to pay the amount of such interest to the extent such interest is in excess of the maximum amount of interest permitted by applicable usury laws;
                  (iii) any such excess which is or has been received notwithstanding this subsection shall be credited against the then unpaid principal balance of the Obligations under this Agreement and the other Purchase Documents or, if this Agreement or any of the other Purchase Documents has been or would be paid in full by such credit, refunded to Seller, and
                  (iv) the  provisions  of this  Agreement  or any of the  other
                  Purchase Documents, and any communication to Seller, shall immediately be deemed reformed and such excess interest reduced, without the necessity of executing any other document, to the maximum lawful rate allowed under applicable laws as now or hereafter construed by courts having jurisdiction hereof or thereof. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved, or received in connection herewith which are made for the purpose of determining whether such rate exceeds the maximum lawful rate shall be made to the extent permitted by applicable laws by amortizing, prorating, allocating and spreading during the period of the full term of this Agreement or any of the other Purchase Documents, including all prior and subsequent renewals and extensions, all interest at any time contracted for, charged, taken, reserved, or received. The terms of this Subsection shall be deemed to be incorporated into every Purchase Document.

         (b) If at any time the rate at which any interest is payable on any Obligation hereunder exceeds the Maximum Rate, the amount outstanding hereunder shall bear interest at the Maximum Rate only, but shall continue to bear interest at the Maximum Rate until such time as the total amount of interest accrued hereunder equals (but does not exceed) the total amount of interest which would have accrued hereunder had there been no Maximum Rate applicable hereto.

         (c) Seller and * agree that * Rev. Civ. Stat. Ann art. 5069 Ch. 15 (which regulates certain revolving loan accounts and revolving tri-party accounts) shall not apply to any revolving loan accounts created under this Agreement or maintained in connection therewith.

         (d) To the extent that the interest rate laws of the State of * are applicable to this Agreement, the applicable interest rate ceiling is the indicated (weekly) ceiling determined in accordance with * of the *, as amended, and, to the extent that this Agreement is deemed an open end account as such term is defined in * of the *, as amended, * retains the right to modify the interest rate in accordance with applicable law.

         (e) As used in this Subsection; (i) the term "applicable law" means the laws of the State of * laws or the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future, and (ii) the term "Maximum Rate" means, at the time of determination, the maximum rate of interest which, under applicable law, may then be charged on the Obligations hereunder.

14.17 Applicability of * . Seller and * acknowledge, agree, and fully intend that the transactions contemplated and covered hereby are true sales and are covered and governed by the provisions of * of the * Revised Civil Statutes.

The undersigned have entered into this Agreement as of the date first written above.

*                                    ORYX POWER PRODUCTS CORPORATION

By:                                  By:
Name:                                Name:
Title:                               Title:

                                     ORYX INSTRUMENTS AND MATERIALS CORPORATION

                                     By:
                                     Name:
                                     Title:

Address:                             Address:  47341 Bayside Parkway
                                               Fremont, California  94538
Attn:                                Attn:

Telecopy No.                         Telecopy No.(510) 249-1150

                                   SCHEDULE A
          TO REVOLVING ACCOUNT TRANSFER AND PURCHASE AGREEMENT (BATCH)
                              Dated May _____, 1997
                                 BY AND BETWEEN
                                  * (d/b/a *),
                         ORYX POWER PRODUCTS CORPORATION
                                       AND
                   ORYX INSTRUMENTS AND MATERIALS CORPORATION

                            Availability Certificate


Seller                                                                                  Date
                                                                                  -----
                                                                                  -----

                                                                                  -----
                                                                                  -----
                                    Activity                                                       Amount
                                                                                  -----
                                                                                  -----
1.   Gross Accounts as of last certificate
--------------------------------------------------------------------------------- ----- ------------------------------
--------------------------------------------------------------------------------- ----- ------------------------------
2.   Add: Gross Sales since last certificate (Per attached Sales Journal)         (+)
--------------------------------------------------------------------------------- ----- ------------------------------
--------------------------------------------------------------------------------- ----- ------------------------------
3.   Deduct:  Collections  since  last  certificate  (Per  attached   Collection  (-)
Journal)
--------------------------------------------------------------------------------- ----- ------------------------------
--------------------------------------------------------------------------------- ----- ------------------------------
4.            Debit Memos                                                         (-)
--------------------------------------------------------------------------------- ----- ------------------------------
--------------------------------------------------------------------------------- ----- ------------------------------
5.            Dilutive Credit Memos                                               (-)
--------------------------------------------------------------------------------- ----- ------------------------------
--------------------------------------------------------------------------------- ----- ------------------------------
6.            Credit Adjustments                                                  (-)
--------------------------------------------------------------------------------- ----- ------------------------------
--------------------------------------------------------------------------------- ----- ------------------------------
7.   Gross Accounts as of this certificate                                        (=)
--------------------------------------------------------------------------------- ----- ------------------------------
--------------------------------------------------------------------------------- ----- ------------------------------
8.   Deduct:  Ineligible Accounts (Per Attached)                                  (-)
--------------------------------------------------------------------------------- ----- ------------------------------
--------------------------------------------------------------------------------- ----- ------------------------------
9.   Eligible Accounts as of this certificate                                     (=)
--------------------------------------------------------------------------------- ----- ------------------------------
--------------------------------------------------------------------------------- ----- ------------------------------
10.  Lesser of (i) Account Payment Base (line 9 x 85%), or (ii) $4,000,000.00
--------------------------------------------------------------------------------- ----- ------------------------------
--------------------------------------------------------------------------------- ----- ------------------------------

--------------------------------------------------------------------------------- ----- ------------------------------
--------------------------------------------------------------------------------- ----- ------------------------------
11.  Beginning Batch Balance (Ending Batch Balance as of last certificate)
--------------------------------------------------------------------------------- ----- ------------------------------
--------------------------------------------------------------------------------- ----- ------------------------------
12.  Deduct: Collections since last certificate (same as line 3)                  (-)
--------------------------------------------------------------------------------- ----- ------------------------------
--------------------------------------------------------------------------------- ----- ------------------------------
13.  Batch Balance before any Account Payment under this certificate              (=)
--------------------------------------------------------------------------------- ----- ------------------------------
--------------------------------------------------------------------------------- ----- ------------------------------
14.  Availability Pool (line 10 less line 13)
--------------------------------------------------------------------------------- ----- ------------------------------
--------------------------------------------------------------------------------- ----- ------------------------------
15.  Deduct:  Account Payment Requested                                           (-)
--------------------------------------------------------------------------------- ----- ------------------------------
--------------------------------------------------------------------------------- ----- ------------------------------
16.           Fees, Discounts and Expenses                                        (-)
--------------------------------------------------------------------------------- ----- ------------------------------
--------------------------------------------------------------------------------- ----- ------------------------------
17.  Remaining Availability Pool                                                  (=)
--------------------------------------------------------------------------------- ----- ------------------------------
--------------------------------------------------------------------------------- ----- ------------------------------

18.  Ending Batch Balance (sum of lines 13, 15 and 16)
--------------------------------------------------------------------------------- ----- ------------------------------


Seller, for value received, hereby sells, assigns, transfers and sets over to * ("*") the accounts receivable ("Accounts") represented by (a) the invoices listed described on the account receivable aging attached to the Bill of Sale (if any) being delivered concurrently herewith, or (b) the sales journal and other records attached hereto relating to sales since the date of the last Availability Certificate delivered by Seller to *, all in accordance with and subject to the terms and conditions set forth in that certain Revolving Account and Purchase Transfer Agreement (Batch) dated May ____ ,1997 between Seller and
* (the "Purchase Agreement"), together with all Invoices and Related Data (as such term is defined in the Purchase Agreement). The undersigned, as an authorized officer of Seller, represents and warrants to * that (i) the Accounts arise from the bona fide sales of Seller's products or billings for its services, and are obligations of Seller's customers, payable at full value; (ii) all goods and materials have been received by each of Seller's customers or all services completed to each of customer's satisfaction for which the Accounts arose; (iii) the goods or services meet the requirements of Seller's customers (as to quality, quantity, delivery timeliness, etc.); (iv) the Accounts are not subject to any known offsets, disputes or counterclaims, except as disclosed to
* in writing; (v) the Accounts are Eligible Accounts (as defined in the Purchase Agreement), except as disclosed to * in writing; (vi) the Accounts are payable according to terms disclosed and agreed to by *; (vii) the Accounts remain unpaid when purchased by *; (viii) no Event of Default has occurred under the Purchase Agreement or any other Purchase Document; (ix) Seller has not converted any proceeds of previously purchased Accounts, and (x) all representations and warranties contained in the Purchase Agreement and all other Purchase Documents are true and correct as of the date hereof.

ORYX POWER PRODUCTS CORPORATION      ORYX INSTRUMENTS AND MATERIALS CORPORATION


By:                                  By:
Printed Name:                        Name:
Title:                               Title:

                                  SCHEDULE A-1

                                  BILL OF SALE



The undersigned duly authorized corporate officer of ORYX POWER PRODUCTS CORPORATION and ORYX INSTRUMENTS AND MATERIALS CORPORATION ("Seller"), on behalf of Seller, does hereby irrevocably sell, assign, set-over and transfer to * ("*") doing business as * all rights and proceeds of the accounts receivable represented by the invoices described on the accounts receivable aging attached hereto, together with all Invoices and Related Data, as such term is defined in that certain Revolving Account Transfer and Purchase Agreement (Batch) dated May ____, 19 97 between * and Seller.

                                 ORYX POWER PRODUCTS CORPORATION

                                 By:
                                 Printed Name:
                                 Title:
                                 Date:

                                 ORYX INSTRUMENTS AND MATERIALS CORPORATION

                                 By:
                                 Name:
                                 Title:

                                   SCHEDULE B
                                       TO
            REVOLVING ACCOUNT TRANSFER AND PURCHASE AGREEMENT (BATCH)
                              Dated May _____, 1997
                                 By and Between
                                  *(d/b/a * ),
                         ORYX POWER PRODUCTS CORPORATION
                                       AND
                   ORYX INSTRUMENTS AND MATERIALS CORPORATION





Any trade or assumed names referenced in Subsection 6.11 are:

NONE






                                   SCHEDULE C
                                       TO
            REVOLVING ACCOUNT TRANSFER AND PURCHASE AGREEMENT (BATCH)
                            Dated May ________, 1997
                                 By and Between
                                  * (d/b/a * ),
                         ORYX POWER PRODUCTS CORPORATION
                                       AND
                   ORYX INSTRUMENTS AND MATERIALS CORPORATION


The addresses of any other locations of Collateral referenced in Subsection 8.3(b) are:

6001 S. 35th Street
Suite B
McAllen,          78503

1601 Feehanville Drive
Suite 300
Mt. Prospects, IL  60056

Avenue Falcon Lote 6
Manzana 4
Pargue Industrial
Del Norte CD
Reynosa Temp Mexico

                       PERFORMANCE BASED PRICING ADDENDUM

to Revolving Account Transfer and Purchase Agreement (Batch) between * ("*") and ORYX POWER PRODUCTS CORPORATION and ORYX INSTRUMENTS AND MATERIALS CORPORATION (collectively referred to herein as "Seller") dated May _____, 1997.

         This Addendum sets forth the criteria for and the amount of any adjustment in the Discount Rate and the Servicing Fee as set forth in the above referenced Revolving Account Transfer and Purchase Agreement (Batch) (the "Agreement"), the Discount Rate and Servicing Fee set forth therein being referred to herein as the "Contract Rates" Until changed according to this Addendum, the Discount Rate set for the initial purchases under the Agreement is the Base Rate (as defined in the Agreement) plus 1.25% per annum and the initial Servicing Fee is .10%. The initial Discount Rate and Servicing Fee shall be known herein as the "Initial Rates".

         Beginning after the first three (3) full calendar months after the date of the Agreement, ("Initial Quarter") and every three (3) months thereafter, Seller may apply for a change in the Discount Rate and the Servicing Fee (an "Adjustment"), based on Seller achieving certain financial conditions set forth in the following table:


                                                                                       # PROFIT          ROLLING
                                                                                       MOS. OUT          6 MOS.
                                 SERVICING          CURRENT                            OF LAST            CUMM.
           DISCOUNT                 FEE              RATIO1          DEBT/TNW2            63             PROFIT4
   ------------------------- ------------------------------------------------------------------------------------------

                                                  greater than        less than                          greater than
                                                  or equal to         or equal to                        or equal to
           BASE RATE+  .75%         0.00              2.50:1            2.00:1            6          $      350,000.00
                      1.25%         0.00              2.25:1            2.50:1            4          $      300,000.00
                      1.00%         0.05              2.00:1            2.75:1            3          $      200,000.00
                      1.20%         0.05              1.50:1            3.25:1            3          $      100,000.00
                      1.25%         0.10              1.25:1            3.50:1           N/A         $   (5,500,000.00)
                      2.00%         0.25              1.25:1            4.50:1           N/A         $   (6,500,000.00)
                      3.50%         0.50              N/A               N/A              N/A                       N/A
------------------


1 Current Ratio = Current Assets/Current Liabilities calculated on a pro forma basis (i.e., add back purchased accounts and factored balance)
2 Debt/TNW = Total Liabilities/Tangible Net Worth calculated on a pro forma basis (i.e., add back purchased accounts and factored balance)
3 Profit = Net Income After Taxes (including extraordinary losses and excluding extraordinary gains) 4 Six Months Cumulative Profit = Last Six Months Net Income After Taxes (including extraordinary losses and excluding extraordinary gains)

         Within 30 days after the end of Initial Quarter or any successive quarter, if Seller believes it qualifies for an Adjustment, the attached, completed certificate shall be prepared by Seller and submitted to *. * shall have until the 15th day of the following month to verify the qualifications for the requested Adjustment. If * shall determine, in its reasonable discretion, that Seller does qualify for the Adjustment, the Adjustment to the Discount Rate shall become effective for purchases on and after the 1st day of the next month and the Adjustment to the Servicing Fee shall be effective for such fee due on the 1st day of the next month. Once the Initial Rates have been adjusted as set forth herein, monthly certificates shall be submitted certifying the continued qualification for the Adjustment or another Adjustment as the case may be.
         Once an Adjustment has been made, in the event Seller thereafter fails to timely submit monthly certificates, the then current Discount Rate and Servicing Fee shall automatically and without notice adjust to the Contract Rates, effective immediately and shall remain at such rate until Seller shall submit a monthly certificate to request and qualify for a new Adjustment. * shall not have any liability for any failure to timely adjust the Discount Rate or the Servicing Fee without having received a timely certificate from Seller.

                         ORYX POWER PRODUCTS CORPORATION

                         By:
                         Name:  Philip Micciche
                         Title:    Chief Executive Officer

                         ORYX INSTRUMENTS AND MATERIALS CORPORATION

                         By:
                         Name:  Philip Micciche
                         Title:    Chief Executive Officer

                                            *

                         By:
                         Name:
                         Title:

                  PERFORMANCE BASED PRICING CERTIFICATE


TO:                * (*)

FROM: ORYX POWER PRODUCTS CORPORATION and ORYX INSTRUMENTS AND MATERIALS CORPORATION

DATE:             _______________________________

SUBJECT: Officers' Certificate and Request for Pricing Adjustment to Revolving Account Transfer and Purchase Agreement (Batch) dated May ____, 1997.

===============================================================================

In accordance with the above-referenced Revolving Account Transfer and Purchase Agreement (Batch) by and between * and Seller and in compliance with the Pricing Criteria detailed in the following schedule, we submit this certificate.



                                                                                       # PROFIT          ROLLING
                                                                                       MOS. OUT          6 MOS.
                                 SERVICING          CURRENT                            OF LAST            CUMM.
           DISCOUNT                 FEE              RATIO1          DEBT/TNW2            63             PROFIT4
   ------------------------- ------------------------------------------------------------------------------------------

                                                  greater than        less than                          greater than
                                                  or equal to         or equal to                        or equal to
            BASE RATE+ .75%         0.00              2.50:1            2.00:1            6         $      350,000.00
                      1.25%         0.00              2.25:1            2.50:1            4         $      300,000.00
                      1.00%         0.05              2.00:1            2.75:1            3         $      200,000.00
                      1.20%         0.05              1.50:1            3.25:1            3         $      100,000.00
                      1.25%         0.10              1.25:1            3.50:1           N/A        $   (5,500,000.00)
                      2.00%         0.25              1.25:1            4.50:1           N/A        $   (6,500,000.00)
                      3.50%         0.50              N/A               N/A              N/A                       N/A

------------------


1 Current Ratio = Current Assets/Current Liabilities calculated on a pro forma basis (i.e., add back purchased accounts and factored balance)
2 Debt/TNW = Total Liabilities/Tangible Net Worth calculated on a pro forma basis (i.e., add back purchased accounts and factored balance)
3 Profit = Net Income After Taxes (including extraordinary losses and excluding extraordinary gains) 4 Six Months Cumulative Profit = Last Six Months Net Income After Taxes (including extraordinary losses and excluding extraordinary gains)


                                 ACTUAL RATIOS:
STATEMENT DATE:     CURRENT RATIO     DEBT/TNW     # MOS.         6 MOS.YTD
                                                                  EARNINGS

I, the undersigned President of Seller hereby certify that I have examined the attached Financial Statements dated _______________ and based on my examination, I certify that:

1) the attached Financial Statements are prepared in accordance with Generally Accepted Accounting Principals consistently applied and representing the true and correct condition of Seller in all material respects,

2) I have calculated the actual criteria and ratios indicated above in accordance with those statements, and

3) no defaults have occurred under our Revolving Account Transfer and Purchase Agreement (Batch) which remain unwaived as of this date.

Based on these ratios and in accordance with the above Pricing Schedule, I hereby request that the pricing on future receivables purchased by * be adjusted to a Discount Rate of __________________ and future Servicing Fees be equal to ________% according to the Performance Based Pricing Addendum.


                                    ORYX POWER PRODUCTS CORPORATION


                                    By:
                                    Name:   Philip Micciche
                                    Title:  Chief Executive Officer

                                    ORYX INSTRUMENTS AND MATERIALS CORPORATION


                                    By:
                                    Name:   Philip Micciche
                                    Title:  Chief Executive Officer

                                    Accepted  by *  to  be
                                    effective on purchases
                                    after this _______ day
                                    of _____________, 199___.


                                    By:
                                    Name:
                                    Title:








                        CONFIDENTIAL TREATMENT REQUESTED
[*] Denotes information for which confidential treatment has been requested. Confidential portions omitted have been filed separately with the Commission.


                        REVOLVING CREDIT PROMISSORY NOTE


$1,500,000.00                                                       May 29, 1997

FOR VALUE RECEIVED, on or before May 28, 1998 ("Maturity Date"), the undersigned and if more than one, each of them, jointly and severally (hereinafter referred to as "Borrower"), promises to pay to the order of *. ("*") at its offices in * County, *, at *, the principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00) ("Total Principal Amount"), or such amount less than the Total Principal Amount which is outstanding from time to time if the total amount outstanding under this Revolving Credit Promissory Note ("Note") is less than the Total Principal Amount, together with interest at the rate set forth below on such portion of the Total Principal Amount which has been advanced to Borrower from the date advanced until paid.

Interest Rate. The unpaid principal amount of this Note shall bear interest at a fluctuating rate per annum which shall from day to day be equal to the lesser of
(a) the Maximum Rate (as hereinafter defined), or (b) a rate ("Contract Rate"), calculated on the basis of the actual days elapsed but computed as if each year consisted of 360 days, equal to the sum of (i) the Base Rate of interest ("Base Rate") as established from time to time by * (which may not be the lowest, best or most favorable rate of interest which * may charge on loans to its customers) plus (ii) Two percent (2.0%), each change in the rate to he charged on this Note to become effective without notice to Borrower on the effective date of each change in the Maximum Rate or the Base Rate, as the case may be; provided, however, in no event shall the Contract Rate be less than seven percent (7.0%) per annum; provided, further that if at any time the Contract Rate shall exceed the Maximum Rate, thereby causing the interest on this Note to be limited to the Maximum Rate, then any subsequent reduction in the Base Rate shall not reduce the rate of interest on this Note below the Maximum Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued on this Note if the Contract Rate had at all times been in effect. The term "Maximum Rate", as used herein, shall mean at the particular time in question the maximum rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective date of each change in such maximum rate. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be equal to the Base Rate, plus six and one-half percent (6.5%) per annum.

Repayment         Terms. The principal of and all accrued but unpaid interest on this Note shall be due and payable as follows:

         (a) interest shall be due and payable monthly as it accrues, commencing on the 15th day of June, 1997 and continuing on the 15th day of each successive month thereafter during the term of this Note; and

         (b) the outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on the Maturity Date.

Borrower authorizes * to effect all payments due under this Note by debiting Account No. * of Borrower at * (the "Debit Account") through the Automated Clearing House system ("ACH"). Such authorization shall not affect the obligations of Borrower to make all payments when due hereunder. If on any payment date there are insufficient funds in the Debit Account to make such payments in full, Borrower agrees to pay * on demand a $100.00 manual processing fee. All payments of principal of or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, and, if such payments are not made via ACH, shall be made at *'s address indicated above, or such other place as the holder of this Note shall designate in writing to Borrower. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which *'s office in Fort Worth, * is closed. All regularly scheduled payments of the indebtedness evidenced by this Note shall be applied first to any accrued but unpaid interest then due and payable hereunder and then to the principal amount then due and payable. The books and records of * shall be prima facie evidence of all outstanding principal of and accrued and unpaid interest on this Note. To the extent that any interest is not paid on or before the fifth day after it becomes due and payable, * may, at its option, add such accrued interest to the principal of this Note. Notwithstanding anything herein to the contrary, upon an Event of Default (as hereinafter defined) or at maturity, whether by acceleration or otherwise, all principal of this Note shall, at the option of *, bear interest at the Maximum Rate until paid.

Prepayment Penalty. Borrower may from time to time prepay all or any portion of the outstanding principal balance of this Note without premium or penalty, upon ten (10) days prior written notice to *, in increments of at least $50,000.00; provided, however, if (a) all outstanding principal hereunder is prepaid in full (or no advances ever made under this Note), and (b) Borrower notifies * of Borrower's intention to terminate financing under this Note prior to the Maturity Date, then, in addition to such principal prepayment, there shall be due and owing by Borrower at such time a prepayment penalty equal to 3% of the Total Principal Amount if such prepayment occurs prior to the Maturity Date. Furthermore, should Borrower notify * of Borrower's intention to voluntarily terminate the Purchase Agreement (as hereinafter defined), it shall be deemed notification by Borrower to * of Borrower's intention to voluntarily terminate financing under this Note and to prepay this Note in full on the same day of the effective date of termination of the Purchase Agreement, such prepayment to be subject to the terms and conditions of the foregoing prepayment penalty. Notwithstanding the foregoing, in the event the * Base Rate exceeds the Bank One, *, N.A. Base Rate by more than 100 basis points for more than 30 consecutive days (the "Rate Termination Event"), Seller shall have the right for 30 days after such event to terminate this Agreement without payment of the termination fee; provided, however, Seller must notify * in writing of its intention to so terminate within 10 days after the occurrence of a Rate Termination Event.

Loan Documents. This Note is subject to the terms and conditions set forth in that certain Loan Agreement of even date herewith by and between Borrower and * (the "Loan Agreement). This Note, the Loan Agreement and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to this Note are hereinafter collectively referred to as the "Loan Documents". The holder of this
Note is entitled to the benefits and security provided in the Loan Documents.

Advances. Subject to the terms of the Loan Agreement, Borrower may request advances and make payments hereunder from time to time, provided that it is understood and agreed that the aggregate principal amount outstanding from time to time hereunder shall not at any time exceed the Total Principal Amount. The unpaid balance of this Note shall increase and decrease with each new advance or payment hereunder, as the case may be. This Note shall not be deemed terminated or canceled prior to the Maturity Date, although the entire principal balance hereof may from time to time be paid in full. Subject to the terms of this Note and the other Loan Documents, Borrower may borrow, repay and reborrow hereunder.

Purpose. Borrower agrees that no advances under this Note shall be used for personal, family or household purposes, and that all advances hereunder shall be used solely for business, commercial, investment or other similar purposes.

Event of Default. Borrower  agrees that upon the  occurrence of any one or more of the following events of default ("Event of Default"):

         (a) failure of Borrower to pay when due any installment of principal of or interest on this Note or on any other indebtedness now or hereafter owing by Borrower to *; or

         (b) the occurrence of any event of default specified in any of the other Loan Documents; or

         (c) the occurrence of an event of default or the breach of any term or covenant under that certain account transfer and purchase agreement of even date herewith between * and Borrower, as may be amended from time to time (the "Purchase Agreement") or if the Purchase Agreement terminates or is terminated by either party for any reason; or

         (d) the bankruptcy or insolvency of, the assignment for the benefit of creditors by, or the appointment of a receiver for any of the property of, or the liquidation, termination, dissolution or death or legal incapacity of Borrower;

the holder of this Note may, at its option,  without  further  notice or demand,
(i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) refuse to advance any additional amounts under the Note, (iii) foreclose all liens securing payment hereof, (iv) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the other Loan Documents, at law or in equity, or (v) pursue any combination of the foregoing. The failure to exercise the option to accelerate the maturity of this Note or any other right remedy or recourse available to the holder hereof upon the occurrence of an Event of Default hereunder shall not constitute a waiver of the right of the holder of this Note to exercise the same at that time or at any subsequent time with respect to such Event of Default or any other Event of Default. The rights, remedies and recourses of the holder hereof, as provided in this Note and in any of the other Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the other Loan Documents as originally provided herein or therein.

Compliance With Usury Laws. This Note and the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. Accordingly, notwithstanding any provision to the contrary in this Note or any of the other Loan Documents, in no event whatsoever shall this Note or any of the other Loan Documents require the payment or permit the payment, taking, reserving, receiving, collection or charging of any sums constituting interest under applicable laws which exceed the maximum amount permitted by such laws. If any such excess interest is called for, contracted for, charged, taken, reserved, or received in connection with this Note or any of the other Loan Documents, or in any communication by * or any other person to Borrower or any other person, or in the event all or part of the principal or interest shall be prepaid or accelerated, so that under any of such circumstances or under any other circumstance whatsoever the amount of interest contracted for, charged, taken, reserved, or received on the amount of principal actually outstanding from time to time under this Note or any of the other Loan Documents shall exceed the maximum amount of interest permitted by applicable usury laws, then in any such event it is agreed as follows: (i) the provisions of this Section shall govern and control; (ii) neither Borrower nor any other person or entity now or hereafter liable for payments under this Note or any of the other Loan Documents shall be obligated to pay the amount of such interest to the extent such interest is in excess of the maximum amount of interest permitted by applicable usury laws; (iii) any such excess which is or has been received notwithstanding this Section shall be credited against the then unpaid principal balance of this Note and the other Loan Documents or, if this Note or any of the other Loan Documents has been or would be paid in full by such credit, refunded to Borrower, and (iv) the provisions of this Note or any of the other Loan Documents, and any communication to Borrower, shall immediately be deemed reformed and such excess interest reduced, without the necessity of executing any other document, to the maximum lawful rate allowed under applicable laws as now or hereafter construed by courts having jurisdiction hereof or thereof. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved, or received in connection herewith which are made for the purpose of determining whether such rate exceeds the maximum lawful rate shall be made to the extent permitted by applicable laws by amortizing, prorating, allocating and spreading during the period of the full term of this Note or any of the other Loan Documents, including all prior and subsequent renewals and extensions, all interest at any time contracted for, charged, taken, reserved, or received. The terms of this Section shall be deemed to be incorporated into every other Loan Document.

Borrower and * agree that * (which regulates certain revolving loan accounts and revolving tri-party accounts) shall not apply to any revolving loan accounts created under this Note or maintained in connection therewith.

To the extent that the interest rate laws of the State of * are applicable to this Note, the applicable interest rate ceiling is the indicated (weekly) ceiling determined in accordance with * of the *, as amended, and, to the extent that this Note is deemed an open end account as such term is defined in * of the *, as amended, * retains the right to modify the interest rate in accordance with applicable law. As used in this Note, the term "applicable law" means the laws of the State of * laws or the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

Costs of Collection; Waivers. If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Borrower agrees to pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including but not limited to reasonable attorneys' fees. Borrower and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral indulgences or partial payments, either before or after maturity.

Governing Law; Venue; Submission to Jurisdiction. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF * WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. THIS NOTE IS PERFORMABLE IN * COUNTY, *. BORROWER AGREES THAT * COUNTY, * SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS NOTE, AND THAT SUCH COUNTY IS A CONVENIENT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM. BORROWER CONSENTS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN * COUNTY, * FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Waiver of Jury Trial. BORROWER HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.

FINAL AGREEMENT. THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN * AND BORROWER WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                                BORROWER:


                                                ORYX TECHNOLOGY CORPORATION


                                                By:
                                                Name:   Philip Micciche
                                                Title:  Chief Executive Officer






                        CONFIDENTIAL TREATMENT REQUESTED
[*] Denotes information for which confidential treatment has been requested. Confidential portions omitted have been filed separately with the Commission.


                                 LOAN AGREEMENT



THIS LOAN AGREEMENT (the "Agreement") is made as of this 29th day of May, 1997 by and between ORYX TECHNOLOGY CORP., a Delaware corporation ("Borrower") and *, a * corporation doing business as * ("*"). In connection with the mutual covenants and agreements contained herein, the parties hereto agrees as follows:


1.       Definitions.  The following  definitions  shall apply  throughout  this
         Agreement:

         "Affiliate" means with respect to any person or entity in question, any other person or entity owned or controlled by, or which owns or controls or is under common control or is otherwise affiliated with such person or entity in question.

         "Borrowing Base" means an amount equal to 40% of Eligible Inventory.

         "Collateral" has the meaning given it in Section 4.

         "Credit Facilities" has the meaning given it in Section 2.

         "Debit Account" means the bank account of Borrower which Borrower identifies to * in writing prior to any advances under the Line of Credit over which * has express written authority to debit pursuant to this Agreement.

         "Eligible Inventory" means as of any date, the aggregate value of all inventory of raw materials and finished goods (excluding work in progress and packaging materials, supplies and any advertising costs capitalized into inventory) then owned by any of the Obligors and held for sale, lease or other disposition in the ordinary course of its business, in which * has a first priority lien, excluding (i) inventory which is damaged, defective, obsolete or otherwise unsaleable in the ordinary course of business, (ii) inventory which has been returned or rejected, (iii) inventory subject to any consignment arrangement between any of the Obligors and any other person or entity, (iv) inventory which is in transit, (v) inventory not located in the United States and (vi) inventory which * in * reasonable discretion deems ineligible. For purposes of this definition, Eligible Inventory shall be valued at the lower of cost or market value.

         "Environmental Laws" means any and all federal, state and local laws, regulations, rules, orders, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants or industrial, toxic or hazardous substances into the environment, or otherwise relating to the manufacture, processing, treatment, transport or handling of pollutants or industrial, toxic or hazardous substances.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

         "ERISA Plan" means any pension benefit plan subject to Title IV of ERISA maintained by Borrower or any Affiliate thereof with respect to which Borrower or any Affiliate has a fixed or contingent liability.

         "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor), consistently applied throughout the period involved.

         "Guarantors" means SURGX CORPORATION, ORYX INSTRUMENTS AND MATERIALS CORPORATION, ORYX POWER PRODUCTS CORPORATION (whether one or more).

         "Indemnified Claims" means any and all claims, demands, actions, causes of action, judgments, suits, liabilities, obligations, losses, damages and consequential damages, penalties, fines, costs, fees, expenses and disbursements (including without limitation, fees and expenses of attorneys and other professional consultants and experts in connection with any investigation or defense) of every kind or nature, known or unknown, existing or hereafter arising, foreseeable or unforeseeable, which may be imposed upon, threatened or asserted against or incurred or paid by any Indemnified Person at any time and from time to time, because of or resulting from, in connection with or in any way relating to or arising out of any of the Credit Facilities, the Collateral or any other transaction, act, omission, event or circumstance in any way connected with or contemplated by this Agreement or the other Loan Documents or any action taken or omitted by any such Indemnified Person under or in connection with any of the foregoing (including but not limited to any investigation, litigation, proceeding, enforcement of *'s rights or defense of *'s actions related to or arising out of this Agreement or the other Loan Documents), whether or not any Indemnified Person is a party hereto.

         "Indemnified Person" shall collectively mean * and its officers, directors, shareholders, employees, attorneys, representatives, agents, Affiliates, successors and assigns.

         "Line of Credit Amount" is $750,000.00; provided, however the Line of Credit Amount shall be $1,500,000.00 once * receives the inventory appraisal described in Subsection 9(c).

         "Loan Documents" means this Agreement, the Notes and all other documents, agreements and instruments required by * to be executed and delivered in connection herewith (including, without limitation, all documents, agreements and instruments evidencing, securing, governing, guaranteeing and/or pertaining to the Notes and the Credit Facilities).

         "Notes" has the meaning given it in Section 3.

         "Obligors" means Borrower and the Guarantors.

         "Purchase Agreement" means that certain account transfer and purchase agreement of even date herewith between Oryx Power Products Corporation, Oryx Instruments and Materials Corporation and *, as may be amended from time to time.

         "Subordinated Debt" means indebtedness owing by any Obligor to a creditor other than * which has been subordinated and subject in right of payment to the prior payment of all indebtedness and obligations now or hereafter owing by such Obligor to *, such subordination to be evidenced by a written agreement between * and the subordinated creditor which is in form and substance satisfactory to *.

         "Tangible Net Worth" means, as of any date, the amount by which the total assets of Obligors on a consolidated basis exceeds the Obligors' total liabilities, plus Subordinated Debt, less any intangible assets (as defined by GAAP, including, without limitation, trademarks, patents, copyrights, goodwill, covenants not to compete and customer lists), less deferred charges.

2. Credit Facilities. Subject to the terms and conditions set forth in this Agreement and the other Loan Documents, * hereby agrees to provide to Borrower the following Credit Facility or Facilities (whether one or more, the "Credit Facilities"):


         a. Line of Credit. Subject to the terms and conditions set forth herein, * agrees to provide to

                                 --------------

                  Borrower a revolving line of credit (the "Line of Credit") during the period commencing on the date hereof and continuing through the 30th day prior to the maturity date of the promissory note evidencing the Line of Credit from time to time. Borrower may request advances under the Line of Credit; provided, however, the total principal amount outstanding at any time under the

                                   --------   -------

                  Line of Credit shall not exceed the lesser of (i) an amount equal to the Borrowing Base, or (ii) the Line of Credit
                  Amount. If at any time the aggregate principal amount outstanding under the Line of Credit shall exceed an amount equal to the Borrowing Base, Borrower agrees to immediately repay to * such excess amount, plus all accrued but unpaid interest thereon. Borrower may request advances under the Line of Credit no more often than once each business day. Subject to the terms and conditions set forth in this Agreement and in the promissory note evidencing the Line of Credit from time to time, Borrower may borrow, repay and reborrow under the Line of Credit. The sums advanced under the Line of Credit shall be used for working capital purposes.


3. Promissory Notes. Borrower agrees to execute, contemporaneously herewith, a promissory note payable to the order of *, in form and substance acceptable to * in * sole and absolute discretion, for each Credit Facility provided hereunder to evidence the indebtedness owing by Borrower to * under each such facility (whether one or more, together with any renewals, extensions and increases thereof, the "Notes"). Interest on the Notes shall accrue at the rate set forth therein. The principal of and interest on the Notes shall be due and payable and may be prepaid in accordance with the terms and conditions set forth in the Notes and in this Agreement.

4. Collateral. As collateral and security for the indebtedness evidenced by the Notes and any and all other indebtedness or obligations from time to time owing by Borrower to *, Borrower and Guarantors shall each grant to *, its successors and assigns, a first and prior lien and security interest in and to the property described hereinbelow, together with any and all PRODUCTS AND PROCEEDS thereof (the "Collateral"):

         a. Accounts. All present and future accounts, contract rights, chattel paper, documents, instruments, deposit accounts and general intangibles (including, without limitation, all patents and patent applications, and all trademarks and goodwill of the business related to such trademarks, along with any divisions, renewals or reissues thereof, and variations or modifications and new applications of the technology covered by such patents and trademarks) now or hereafter owned by any of the Obligors, all money and other funds of any of the Obligors which may now or hereafter come into the possession, custody or control of Secured Party, all books of account and customer lists, and in any case where an account arises from the sale of goods, the interest of Obligors in such goods.

         b. Inventory. All present and hereafter acquired inventory (including without limitation, all raw materials, work in process and finished goods) owned by any of the Obligors wherever located.

         c. Equipment. All equipment of whatsoever kind and character now or hereafter owned by any of the Obligors and used or usable in any of the Obligor's business, together with all replacements, accessories, additions, substitutions and accessions to all of the foregoing.

         The term "Collateral" shall also include all records and data relating to any of the foregoing (including, without limitation, any computer software on which such records and data may be located). Borrower agrees to execute, and to cause the Guarantors to execute, such security agreements, assignments, mortgages, deeds of trust and other agreements and documents as * shall deem appropriate and otherwise require from time to time to more fully create and perfect *'s lien and security interests in the Collateral.

5. Guarantors. As a condition precedent to *'s obligation to provide the Credit Facilities to Borrower, Borrower agrees to cause the Guarantors to each execute and deliver to * contemporaneously herewith a guaranty agreement, in form and substance acceptable to * in *'s sole and absolute discretion.

6.       Fees.

                  a. Commitment Fee. Borrower shall pay to *a commitment fee in the amount of $11,250.00. Such fee shall be payable as follows: (i) $5,625.00 concurrently with the execution hereof;
                  (ii) $2,812.50 on or before the 30th day after the date of execution hereof; and (iii) $2,812.50 on or before the 60th day after the date of execution hereof; provided, however, the amount due in clause (ii) and (iii) shall in no event be due unless and until the Line of Credit Amount has been increased to $1,500,000.00. Borrower hereby authorizes *, in *'s sole discretion, to collect any such commitment fees (i) by deducting such fees from the first advance under the subject Credit Facility, (ii) by debiting the Debit Account, (iii) by applying that portion of any up-front deposit delivered to * by Borrower which is in excess of *'s costs and expenses (including, without limitation, attorneys' fees), or (iv) by using any combination of the foregoing. This authorization does not affect Borrower's obligation to pay such sums to *. Borrower and * acknowledge and agree that the commitment fees are reasonable compensation to * for making the Credit Facilities available to Borrower and for no other purpose.

                  b. Servicing Fee. Borrower agrees to pay * a servicing fee ("Servicing Fee") on the first day of each calendar month equal to one tenth percent (.10%) per annum (computed on the basis of a year consisting of 360 days and actual days elapsed) of the average daily amount outstanding under the Line of Credit during the immediately preceding calendar month. If the first calendar month covers less than a full month, the Servicing Fee for such month shall be prorated. Borrower hereby authorizes *, in *'s sole discretion, to collect such Servicing Fee (i) by deducting such fee from the first advance, if any, under the subject Credit Facility after such fee is due, (ii) by debiting the Debit Account, or (iii) by using any combination of the foregoing. This authorization does not affect Borrower's obligation to pay such sums to * when due. Borrower and * acknowledge and agree that such fees are reasonable compensation to * for making the Credit Facilities available to Borrower and for no other purpose.

         c. Monthly Fee. Borrower agrees to pay * a monthly fee ("Monthly Fee") on the first day of each

                                  ------------
                  calendar month equal to $1,500.00, less the accrued interest under the Line of Credit and the

                                      ----

                  Servicing Fee which are collected by * in and for the prior calendar month. Borrower hereby authorizes *, in *'s sole discretion, to collect such Monthly Fee (i) by deducting such fee from the first advance, if any, under the subject Credit Facility after such fee is due, (ii) by debiting the Debit Account, or (iii) by using any combination of the foregoing. This authorization does not affect Borrower's obligation to pay such sums to * when due. Borrower and * acknowledge and agree that such fees are reasonable compensation to * for making the Credit Facilities available to Borrower and for no other purpose.

7.       Representations   and  Warranties.   Borrower  hereby   represents  and
         warrants, and upon each request for an advance under the Credit Facilities further represents and warrants, to * as follows:

         a. Existence. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly licensed, qualified to do business and is in good standing in all other states in which such licensing, qualification and good standing are necessary. Borrower has all requisite power and authority to execute and deliver this Agreement and the other Loan Documents to which it is a party.

         b. Binding Obligations. The execution, delivery, and performance of this Agreement and all of the other Loan Documents by Borrower have been duly authorized by all necessary action by Borrower, and constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

         c. No Consent. The execution, delivery and performance of this Agreement and the other Loan Documents, and the consummation of the transactions contemplated hereby and thereby, do not
                  (i) conflict with, result in a violation of, or constitute a default under (A) any provision of Borrower's articles or certificate of incorporation or bylaws, (B) any law, governmental regulation, court decree or order applicable to Borrower, or (C ) any other document or agreement to which Borrower is a party, or (ii) require the consent, approval or authorization of any third party.

         d. Financial Condition. Each financial statement of Obligors supplied to * fairly presents the financial condition as of the date of each such statement. There has been no material adverse change in such financial condition or results of operations of any of the Obligors subsequent to the date of the most recent financial statement supplied to *.

         e. Litigation. There are no actions, suits or proceedings, pending or, to the knowledge of Borrower, threatened against or affecting any of the Obligors or the properties of any of the Obligors, before any court or governmental department, commission or board, which, if determined adversely to any of the Obligors, would have a material adverse effect on the financial condition, properties, or operations of any of the Obligors.

         f. Taxes; Governmental Charges. The Obligors have filed all federal, state and local tax reports and returns required by any law or regulation to be filed by it and has either duly paid all taxes, duties and charges indicated due on the basis of such returns and reports, or made adequate provision for the payment thereof, and the assessment of any material amount of additional taxes in excess of those paid and reported is not reasonably expected. There is no tax lien notice against any of the Obligors presently on file.

         g. ERISA Compliance. The Obligors are in compliance with ERISA concerning Borrower's ERISA Plan, if any, or is not required to contribute to any "multi-employer plan" as defined in
                  Section 401 of ERISA.


         h. Compliance with Laws. The Obligors are each conducting its respective business in material compliance with all statutes, rules, regulations and/or ordinances imposed by any governmental unit upon each Obligor or upon its businesses, operations and property (including, without limitation, all Environmental Laws).

8. Conditions Precedent to Advances. *'s obligation to make any advance under this Agreement and the other

         ---------------------------------

         Loan Documents shall be subject to the conditions precedent that, as of the date of such advance and after giving effect thereto (i) all representations and warranties made to * in this Agreement and the other Loan Documents shall be true and correct, as of and as if made on such date, except to the extent such representations and warranties are with respect to financial statements which are delivered to * that speak as of a particular date, (ii) no material adverse change in the financial condition of any of the Obligors or their respective business since the effective date of the most recent financial statements furnished to * shall have occurred, (iii) no event has occurred and is continuing, or would result from the requested advance, which with notice or lapse of time, or both, would constitute an Event of Default (as hereinafter defined), (iv) *'s receipt of all Loan Documents appropriately executed by Borrower, Guarantors and all other proper parties, and (iv) *'s receipt of all fees and expenses owing to * under this Agreement and the other Loan Documents.

9. Affirmative Covenants. Until (i) the Notes and all other obligations and liabilities of Borrower under this Agreement and the other Loan Documents are fully paid and satisfied, and (ii) * has no further commitment to lend hereunder, Borrower agrees and covenants that it will, unless * shall otherwise consent in writing:

         a. Accounts and Records. Maintain the Obligor's books and records in accordance with generally accepted accounting principles.

         b. Right of Inspection. Permit * to visit the Obligors' properties and installations and to examine, audit and make and take away copies or reproductions of the Obligor's books and records, at all reasonable times. Borrower agrees to pay all costs associated with any such audits, at a rate equal to $700.00 per day, per person, plus out-of-pocket expenses, but prior to an Event of Default, Borrower shall not be required to pay for more than one such audit per fiscal quarter.

         c. Inventory Appraisal. Provide * with an appraisal satisfactory to * of the forced liquidation value of the inventory of Oryx Instruments and Materials Corporation and Oryx Power Products Corporation by an appraiser acceptable to * within 30 days from the date hereof.

         d. Landlord's Waiver. Obligors will cause each landlord of real property leased by the Obligors and where Collateral may be kept to execute and deliver to *, within 60 days from the initial advance under the Line of Credit, an agreement satisfactory in form and substance to * which such landlord waives any lien or other rights landlord may have in the Collateral and gives * access to the leased premises.

         e.       Right  to   Additional   Information.   Furnish  *  with  such
                  additional information and statements, lists of assets and liabilities, tax returns, and other reports with respect to each Obligor's financial condition and business operations as
                  * may request from time to time.

         f. Compliance with Laws. Conduct its business, and cause Guarantors to each conduct their businesses, in an orderly and efficient manner consistent with good business practices, and perform and comply with all statutes, rules, regulations and/or ordinances imposed by any governmental unit upon their respective businesses, operations and properties (including without limitation, all Environmental Laws).

         g. Taxes. Pay and discharge when due all assessments, taxes, governmental charges and levies, of ----- every kind and nature, imposed upon any of the Obligors or their properties, income or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Obligor's property, income or profits; provided, however, Obligors will not be required to pay and discharge any such assessment, tax, charge, levy or claim so long as (i) same shall be contested in good faith by appropriate judicial, administrative or other legal proceedings timely instituted, and (ii) Obligors shall have established adequate reserves with respect to such contested assessment, tax, charge, levy or claim in accordance with generally accepted accounting principles, consistently applied.

         h. Insurance. Maintain, and cause Guarantors to maintain, insurance, including but not limited to, fire insurance, comprehensive property damage, public liability, worker's compensation, business interruption and other insurance deemed necessary or otherwise required by *.

         i. Notice of Material Change/Litigation. Borrower shall promptly notify * in writing (i) of any material adverse change in the financial condition of any of the Obligors or their respective businesses, and (ii) of any litigation or claims against any Obligor which is reasonably likely to materially affect the financial condition of such Obligor.

         j. Additional Documentation. Execute and deliver, or cause to be executed and delivered, any and all other agreements, instruments or documents which * may reasonably request in order to give effect to the transactions contemplated under this Agreement and the other Loan Documents.

10. Negative Covenants. Until (i) the Notes and all other obligations and liabilities of Borrower under this Agreement and the other Loan Documents are fully paid and satisfied, and (ii) * has no further commitment to lend hereunder, Borrower will not and will cause the Guarantors to not, without the prior written consent of *:


         a. Nature of Business. Make any material change in the nature of its business as carried on as of the date hereof, except in connection with the sale of substantially all of the assets or capital stock of Oryx Power Products Corporation.


         b. Liquidations; Mergers; Consolidations; Acquisitions. Liquidate, merge or consolidate with or into any other entity, or form or acquire any new subsidiary or acquire by purchase or otherwise all or substantially all of the assets of any other entity except a merger of a subsidiary into Borrower or into any other subsidiary of Borrower.

         c. Transactions with Affiliates. Enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of its business and upon fair and reasonable terms no less favorable to it than would be obtained in a comparable arm's-length transaction with a person or entity not an Affiliate.

         d. Sale of Assets. Sell, lease, transfer or otherwise dispose of any of its assets or properties, other than (i) inventory sold in the ordinary course of business, (ii) as necessary to replace obsolete equipment, and (iii) all of the stock of Oryx Power Products Corporation, Borrower agreeing to give * 10 days prior written notice of any such sale of stock.

         e. Liens. Create or incur any lien or encumbrance on any of its assets, other than (i) liens and ----- security interests securing indebtedness owing to *, (ii) pledges or deposits to secure the payment of obligations under any worker's compensation laws or similar laws, (iii) deposits to secure the payment of public or statutory obligations, (iv) mechanic's, carriers', workman's, repairman's or other liens arising by operation of law in the ordinary course of business which secure obligations that are not overdue or are being contested in good faith and for which Borrower has established adequate reserves in accordance with generally accepted accounting principles, (v) liens securing purchase money indebtedness permitted hereunder provided such lien does not extend beyond the property purchased with such indebtedness,
                  (vi) liens securing capital leases provided such lien does not extend beyond the property subject to such lease, and (vii) liens and security interest existing as of the date hereof which have been disclosed to and approved by * in writing.


         f. Indebtedness. Create, incur or assume any indebtedness for borrowed money or issue or assume ------------ any other note, debenture, bond or other evidences of indebtedness, or guarantee any such indebtedness or such evidences of indebtedness of others, other than (i) borrowings from *, (ii) current accounts payable and other current obligations (other than for borrowed money), (iii) borrowings outstanding on the date hereof which have been disclosed and approved in writing by *, (iv) inter-company borrowings between the Obligors, (v) purchase money indebtedness used to purchase equipment which is secured only by the equipment so purchased, and (vi) capital lease obligations; provided, however, Borrower agrees to give * prior notification of any single purchase money transaction or capital lease in excess of $50,000.00.


         g. Transfer of Ownership. Permit the sale, pledge or other transfer of any of the ownership interest in any of the Guarantors (except all of the capital stock of Oryx Power Products Corporation, Borrower agreeing to give * 10 days prior written notice of any such sale).

         h. Change in Management. Permit a change in the senior management of any Obligor without giving * five (5) days prior written notice, if possible.

11. Financial Covenants. Until (i) the Notes and all other obligations and liabilities of Borrower under this Agreement and the other Loan Documents are fully paid and satisfied, and (ii) * has no further commitment to lend hereunder, Borrower will maintain the following financial covenant on a consolidated basis with the Guarantors:

         a. Tangible Net Worth. At the end of each fiscal quarter, its Tangible Net Worth, calculated on a pro forma basis (i.e. add back accounts purchased by * and the factored balance), of not less than $4,250,000.00.

         Borrower shall have an opportunity to cure any breach of this financial covenant within 25 days from the earlier of (i) the date which * is due to receive financial statements of Borrower hereunder which would indicate any breach of this financial covenant, or (ii) the date * receives receipt of financial statements indicating any breach of this financial covenant. Unless otherwise specified, all accounting and financial terms and covenants set forth above are to be determined according to generally accepted accounting principles, consistently applied.

12. Reporting Requirements. Until (i) the Notes and all other obligations and liabilities of Borrower under this Agreement and the other Loan Documents are fully paid and satisfied, and (ii) * has no further commitment to lend hereunder, Borrower will, unless * shall otherwise consent in writing, furnish to *:

         a. Financial Statements. Borrower agrees to furnish to * (i) within 90 days after the last day of --------------------- each fiscal year of Borrower a consolidated statement of income and a consolidated statement of cash flows of Borrower for such fiscal year, and a consolidated balance sheet of Borrower as of the last day of such fiscal year, together with an auditor's report thereon by an independent certified public accountant, and (ii) within 30 days after the last day of each fiscal month of Borrower, an unaudited consolidated statement of income and statement of cash flows of Borrower for such fiscal month, and an unaudited consolidated balance sheet of Borrower as of the last day of such fiscal month. Borrower represents and warrants that each such statement of income and statement of cash flows will fairly present, in all material respects, the results of operations and cash flows of Borrower for the period set forth therein, and that each such balance sheet will fairly present, in all material respects, the financial condition of Borrower as of the date set forth therein, all in accordance with GAAP, (or, with respect to unaudited financial statements, in the notes thereto and subject to year-end review adjustments).

         b. Inventory Maintenance Certificate. An Inventory Maintenance Certificate, in the form attached hereto as Schedule A, signed by an officer of the Borrower, and an Inventory Maintenance Certificate in the form attached hereto as Schedule B, from each Guarantor, each to be delivered to * within three (3) business days after the end of each week.

         c. Inventory Listing. A list of each of the Obligor's inventory by location and type (to include the following: raw materials, work in process and finished goods) within three (3) business days after the end of each week of each fiscal year, in form and detail satisfactory to *.

13. Events of Default. Each of the following shall constitute an "Event of Default" under this Agreement:

         a. Failure to Pay Indebtedness. Borrower shall fail to pay as and when due any part of the principal of, or interest on, the Notes or any other indebtedness or obligations now or hereafter owing to * by Borrower.

         b. Non-Performance of Covenants. Any of the Obligors shall breach any covenant or agreement made herein, in any of the other Loan Documents, in the Purchase Agreement or in any other agreement now or hereafter entered into between any of the Obligors and *.

         c. False Representation. Any warranty or representation made herein, in any of the other Loan Documents or in the Purchase Agreement shall be false or misleading in any material respect when made.

         d. Default Under Other Loan Documents. The occurrence of an event of default under any of the other Loan Documents, the Purchase Agreement or any other agreement now or hereafter entered into between any of the Obligors and *.

         e. Untrue Financial Report. Any report, certificate, schedule, financial statement, profit and loss statement or other statement furnished by Borrower or any Guarantor, or by any other person on behalf of Borrower or any Guarantor, to * is not true and correct in any material respect.

         f. Default to Third Party. The occurrence of any event which permits the acceleration of the maturity of any indebtedness in excess of $50,000.00 owing by any of the Obligors to any third party under any agreement or undertaking.

         g. Bankruptcy. The filing of a voluntary or involuntary case by or against any of the Obligors under the United States Bankruptcy Code or other present or future federal or state insolvency, bankruptcy or similar laws, or the appointment of a receiver, trustee, conservator or custodian for a substantial portion of assets of any of the Obligors and, with respect to an involuntary case, the case shall be consented to by such party or is not dismissed within 60 days from the effective date thereof.

         h. Insolvency. Any of the Obligors shall become insolvent, make a transfer in fraud of creditors or make an assignment for the benefit of creditors.

         i.       Involuntary   Lien.   The  filing  or   commencement   of  any
                  involuntary lien, garnishment, attachment or the like shall be issued against or with respect to the Collateral.

         j. Tax Lien. Any of the Obligors shall have a federal or state tax lien filed against any of its properties.

         k. Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law.

         l. ERISA Plan. Either (i) any "accumulated funding deficiency" (as defined in Section 412(a) of the Internal Revenue Code of 1986, as amended) in excess of $50,000 exists with respect to any ERISA Plan of Borrower, or (ii) any Termination Event occurs with respect to any ERISA Plan of Borrower and the then current value of such ERISA Plan's benefit liabilities exceeds the then current value of such ERISA Plan's assets available for the payment of such benefit liabilities by more than $50,000.

         n. Guarantor's Obligations. If any of the obligations of any Guarantor is limited or terminated by operation of law or by the Guarantor.

         o. Judgment. The entry against any of the Obligors of a final and nonappealable judgment for the payment of money in excess of $50,000 (not covered by insurance satisfactory to * in * sole discretion).

         p.       Termination   of  Purchase   Agreement.   The   expiration  or
                  termination of the Purchase Agreement by either party, for whatever reason.

         Nothing contained in this Loan Agreement shall be construed to limit the events of default enumerated in any of the other Loan Documents and all such events of default shall be cumulative.

14. Remedies. Upon the occurrence of any one or more of the foregoing Events of Default, (a) the entire unpaid balance of principal of the Notes, together with all accrued but unpaid interest thereon, and all other indebtedness owing to * by Borrower at such time shall, at the option of *, become immediately due and payable without further notice, demand, presentation, notice of dishonor, notice of intent to accelerate, notice of acceleration, protest or notice of protest of any kind, all of which are expressly waived by Borrower, and (b) * may, at its option, cease further advances under any of the Notes; provided, however, concurrently and automatically with the occurrence of an Event of Default under

                                     -------

         Subsections (g) and (h) in the Section entitled "Event of Default" (i) further advances under the Notes

                                   -----------

         shall cease, and (ii) the Notes and all other indebtedness owing to * by Borrower at such time shall, without any action by *, become due and payable, without further notice, demand, presentation, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or notice of protest of any kind, all of which are expressly waived by Borrower. All rights and remedies of * set forth in this Agreement and in any of the other Loan Documents may also be exercised by *, at its option to be exercised in its sole discretion, upon the occurrence of an Event of Default.

15. Indemnification. Borrower hereby indemnifies and agrees to hold harmless and defend all Indemnified

                                ---------------

         Persons from and against any and all Indemnified Claims. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH INDEMNIFIED CLAIMS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY INDEMNIFIED PERSON, but shall exclude any of the foregoing resulting from such Indemnified Person's gross negligence or willful misconduct. If Borrower or any third party ever alleges any gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and affect of the alleged gross negligence or willful misconduct. Upon notification and demand, Borrower agrees to provide defense of any Indemnified Claim and to pay all costs and expenses of counsel selected by any Indemnified Person in respect thereof. Any Indemnified Person against whom any Indemnified Claim may be asserted reserves the right to settle or compromise any such Indemnified Claim as such Indemnified Person may determine in its sole discretion, and the obligations of such Indemnified Person, if any, pursuant to any such settlement or compromise shall be deemed included within the Indemnified Claims. Except as specifically provided in this section, Borrower waives all notices from any Indemnified Person. The provisions of this Section shall survive the termination of this Agreement.

16. Rights Cumulative. All rights of * under the terms of this Agreement shall be cumulative of, and in addition to, the rights of * under any and all other agreements between Borrower and * (including, but not limited to, the other Loan Documents), and not in substitution or diminution of any rights now or hereafter held by * under the terms of any other agreement.

17. Waiver and Agreement. Neither the failure nor any delay on the part of * to exercise any right, power

                              ---------------------

         or privilege herein or under any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision in this Loan Agreement or in any of the other Loan Documents and no departure by Borrower therefrom shall be effective unless the same shall be in writing and signed by *, and then shall be effective only in the specific instance and for the purpose for which given and to the extent specified in such writing. No modification or amendment to this Loan Agreement or to any of the other Loan Documents shall be valid or effective unless the same is signed by the party against whom it is sought to be enforced.

18. Benefits. This Agreement shall be binding upon and inure to the benefit of * and Borrower, and their respective successors and assigns, provided, however, that Borrower may not, without the prior written consent of *, assign any rights, powers, duties or obligations under this Loan Agreement or any of the other Loan Documents; provided, further, that to the extent *'s obligations hereunder or under the other Loan Documents are assigned, the assignee must have financial resources, liquidity and operational expertise comparable to *.

19. Notices. All notices, requests, demands or other communications required or permitted to be given

                                     -------

         pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof and shall be deemed to have been received either, in the case of personal delivery, as of the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

20. Governing Law; Venue; Submission to Jurisdiction. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE

                             ----------------------

         GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF * WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER OR THEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF *. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE PERFORMABLE BY THE PARTIES IN * COUNTY, *. BORROWER AND * EACH AGREE THAT * COUNTY, * SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THAT SUCH COUNTY IS A CONVENIENT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM. BORROWER AND * EACH CONSENT TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN * COUNTY, * FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

21. Waiver of Jury Trial. BORROWER AND * EACH HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.

22. Invalid Provisions. If any provision of this Agreement or any of the other Loan Documents is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Agreement or any of the other Loan Documents shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

23. Expenses. Borrower shall pay all costs and expenses (including, without limitation, reasonable attorneys' fees) in connection with (i) any action required in the course of administration of the indebtedness and obligations evidenced by the Loan Documents, and (ii) any action in the enforcement of *'s rights upon the occurrence of Event of Default.

24. Participation of the Credit Facilities. Borrower agrees that * may, at its option, sell interests in any of the Credit Facilities and its rights under this Agreement and the other Loan Documents and, in connection with each such sale, * may disclose any financial and other information available to * concerning Borrower to each prospective purchaser and assignee as long as any such prospect executes an agreement to hold any such information concerning Borrower confidential.

25. Conflicts. In the event any term or provision hereof is inconsistent with or conflicts with any provision of the other Loan Documents, the terms and provisions contained in this Loan Agreement shall be controlling.

26. Counterparts. This Agreement may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same instrument.

27. ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS AGREEMENT ALSO AMENDS AND SUPERSEDES ANY OF THE TERMS OF ANY PRIOR WRITTEN AGREEMENTS WITH RESPECT TO THE MATTERS SET FORTH IN THIS AGREEMENT.

EXECUTED as of the date first above written.

BORROWER:                                                    *

ORYX TECHNOLOGY CORP.                                   By:
By:                                                     Name:
Name:  Philip Micciche                                  Title:
Title: Chief Executive Officer

Borrower's Address:                                      *'s Address:

47371 Bayside Parkway
Fremont, California  94538

                                      Attn:






                                   SCHEDULE A
                        INVENTORY MAINTENANCE CERTIFICATE
                         COMPANY: ORYX TECHNOLOGY CORP.

                                                                                                          Financial Statement
Report # _________________                                                                                Date: ___________

---------------------------------------------------------------------------------------------------------------------------------
1.    INVENTORY
                                                                                                          -----------------------
                                                                                                          -----------------------
      a.  Raw Materials
                                                       -------------------                                -----------------------
                                                                                                          -----------------------
      b.  Work in Process
                                                       -------------------                                -----------------------
                                                                                                          -----------------------
      c.  Finished Goods
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          -----------------------
2.        TOTAL GROSS INVENTORY Per This Report                                    (Sum of 2a through 2c)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          -----------------------
3.    INELIGIBLE INVENTORY
                                                                                                          -----------------------
                                                                                                          -----------------------
      a.  Raw Materials
                                                       -------------------                                -----------------------
                                                                                                          -----------------------
      b.  Work In Process
                                                       -------------------                                -----------------------
                                                                                                          -----------------------
      c.  Finished Goods
                                                       -------------------                                -----------------------
                                                                                                          -----------------------
      d.  Damaged, defective and obsolete inventory
          ----------------------------------------------------------------                                -----------------------
                                                                                                          -----------------------
      e.  Returned or rejected inventory
                                                       -------------------                                -----------------------
                                                                                                          -----------------------
      f.  Consigned Inventory
                                                       -------------------                                -----------------------
                                                                                                          -----------------------
      g.  Inventory In Transit
                                                       -------------------                                -----------------------
                                                                                                          -----------------------
      h.  Inventory not Financed by *
                                                       -------------------                                -----------------------
                                                                                                          -----------------------
      i.  Foreign
                                                       -------------------                                -----------------------
                                                                                                          -----------------------
      j.  Other
                                                       -------------------                                -----------------------
---------------------------------------------------------------------------------------------------------------------------------
4.        TOTAL INELIGIBLE INVENTORY For Company Per This Report                           (Sum of all lines in Section 3 above)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
5.        NET ELIGIBLE INVENTORY FOR COMPANY                                        (Line 2 minus Line 4)
---------------------------------------------------------------------------------------------------------------------------------
------    -----------------------------------------------------------------------------------------------------------------------
6.        NET ELIGIBLE INVENTORY FOR ORYX POWER PRODUCTS (See attached Schedule)
------    -----------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
7.        NET ELIGIBLE INVENTORY FOR ORYX INSTRUMENTS & MATERIALS (See attached Schedule)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
8.        NET ELIGIBLE INVENTORY FOR SURGX CORPORATION (See attached Schedule)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
9.        NET ELIGIBLE INVENTORY                                                       (Sum of lines 5-8)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
10.   INVENTORY ADVANCE RATE                                                                                                 40%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
11.   GROSS INVENTORY AVAILABILITY Per This Report                         (Line 9 multiplied by Line 10)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          -----------------------

                                                                                                          -----------------------
----------------------------------------------------------------------------------------------------------
12.   Maximum Availability:
          Lesser of:       a.  Facility Amount, or           1,500,000.00
                                                       -------------------
                           b.  Line 11
                                                       -------------------

                                                                                                          -----------------------
ADVANCES
                                                                                                          -----------------------
13.   Outstanding Balance Per last Report                                     (Line 17 from prior report)
                                                                                                          -----------------------
14.   LESS:  Payments applied since Last Report
                                                                                                          -----------------------
15.   Balance Prior to New Activity
                                                                                                          -----------------------
16.   ADD: Advance Request Per This Report
                                                                                                          -----------------------
17.   NEW OUTSTANDING BALANCE                                                     (Not to exceed Line 12)
                                                                                                          -----------------------
18.   EXCESS AVAILABILITY                                                         (Line 12 minus Line 17)
---------------------------------------------------------------------------------------------------------------------------------


The undersigned,  __________________________________________ does hereby certify that he/she has made a thorough inquiry into all matters certified herein and, based upon such inquiry does hereby certify that:

      1. He/She is the duly elected, qualified and acting ___________________ of the Company.

      2. This Maintenance Certificate is being submitted to * pursuant to that certain Loan Agreement dated May 29, 1997 between the Company and * (as from time to time as supplemented or amended, the "Agreement"). Terms used or not otherwise defined herein shall have the meanings assigned to them in the Agreement.

      3. All representations and warranties made in the Agreement or any other instrument, document, certificate or other agreement executed in connection therewith (collectively, the "Transaction Documents") delivered on or before the date hereof are true on and as of the date hereof (except to the extent that the facts upon which such representations are based have changed by the transaction contemplated in the Agreement) as if such representations and warranties had been made as of the date hereof.

      4.  No Event of Default exists on the date hereof.

      5. The Company has performed and complied with all agreements and conditions required in the Transaction Documents to be performed or complied with by it on the date hereof.

      6. After * makes the advance(s) requested by this Maintenance Certificate, the aggregate amount of all outstanding advances does not exceed the lesser of (i) the Facility Amount or (ii) the Maximum Availability.

      7. All information contained in this Maintenance Certificate is true, correct and completed.

IN WITNESS HEREOF, this instrument is executed by the undersigned as of _______________________, 19 _______.

                              ------------------------------------------
                              Name:  ____________________________________
                              Title: ______________________________________







                                   SCHEDULE B
                        INVENTORY MAINTENANCE CERTIFICATE
                   COMPANY: _________________________________




                                                                                                         Financial Statement
Report # _________________                                                                               Date: ___________

---------------------------------------------------------------------------------------------------------------------------------
1.    INVENTORY
                                                                                                         ------------------------
                                                                                                         ------------------------
      a.  Raw Materials
                                                       -------------------                               ------------------------
                                                                                                         ------------------------
      b.  Work in Process
                                                       -------------------                               ------------------------
                                                                                                         ------------------------
      c.  Finished Goods
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         ------------------------
2.        TOTAL GROSS INVENTORY Per This Report                                   (Sum of 2a through 2c)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         ------------------------
3.    INELIGIBLE INVENTORY
                                                                                                         ------------------------
                                                                                                         ------------------------
      a.  Raw Materials
                                                       -------------------                               ------------------------
                                                                                                         ------------------------
      b.  Work In Process
                                                       -------------------                               ------------------------
                                                                                                         ------------------------
      c.  Finished Goods
                                                       -------------------                               ------------------------
                                                                                                         ------------------------
      d.  Damaged, defective and obsolete inventory
          ----------------------------------------------------------------                               ------------------------
                                                                                                         ------------------------
      e.  Returned or rejected inventory
                                                       -------------------                               ------------------------
                                                                                                         ------------------------
      f.  Consigned Inventory
                                                       -------------------                               ------------------------
                                                                                                         ------------------------
      g.  Inventory In Transit
                                                       -------------------                               ------------------------
                                                                                                         ------------------------
      h.  Inventory not Financed by *
                                                       -------------------                               ------------------------
                                                                                                         ------------------------
      i.  Foreign
                                                       -------------------                               ------------------------
                                                                                                         ------------------------
      j.  Other
                                                       -------------------                               ------------------------
---------------------------------------------------------------------------------------------------------------------------------
4.        TOTAL INELIGIBLE INVENTORY Per This Report                                       (Sum of all lines in Section 3 above)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
5.        NET ELIGIBLE INVENTORY                                                   (Line 2 minus Line 4)
---------------------------------------------------------------------------------------------------------------------------------


The undersigned,  __________________________________________ does hereby certify that he/she has made a thorough inquiry into all matters certified herein and, based upon such inquiry does hereby certify that:

         1.       He/She   is   the   duly   elected,   qualified   and   acting
                  _________________________________of the Company.

         2. This Maintenance Certificate is being submitted to * pursuant to that certain Loan Agreement dated May 29, 1997 between Oryx Technology Corp. and * (as from time to time as supplemented or amended, the "Agreement"). Terms used or not otherwise defined herein shall have the meanings assigned to them in the Agreement.


         3. All information contained in this Maintenance Certificate is true, correct and completed.

IN WITNESS HEREOF, this instrument is executed by the undersigned as of _______________________, 19 _______.


                                  ------------------------------------------
                                  Name:  ____________________________________
                                  Title: ______________________________________